                                 EXHIBIT NO. 10
                                 --------------


                             CONSTRUCTION AGREEMENT

                               DATED APRIL 6, 1998

                                     BETWEEN

                     PROGRESSIVE CASUALTY INSURANCE COMPANY

                                       AND

                       WHITING-TURNER CONSTRUCTION COMPANY

                                     FOR THE

                            CORPORATE OFFICE COMPLEX

                                       IN

                             MAYFIELD VILLAGE, OHIO

                                    [[LOGO]
                  STANDARD FORM OF AGREEMENT BETWEEN OWNER AND
              CONSTRUCTION MANAGER WHERE THE CONSTRUCTION MANAGER
                              IS NOT A CONSTRUCTOR

                   AIA DOCUMENT B801/CMa - ELECTRONIC FORMAT

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THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS
ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF
THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is intended to be used in conjunction with the 1992 editions of AIA Documents B141/CMa, A101/CMa and A201/CMa.

Copyright 1973, 1980, copyright 1992 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C., 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

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AGREEMENT
made as of the 6th day of April in the year of 1998.
(In words, Indicate day, month and year)

BETWEEN the Owner:
(Name and address)
Progressive Casualty Insurance Co., 6300 Wilson Mills Road; Mayfield Village, Ohio 44143

and the Construction Manager:
(Name and address)
The Whiting-Turner Contracting Company
3401 Enterprise Parkway
Cleveland, OH 44122

for the following Project:
(Include detailed description of Project, location, address and scope.)
The project is known as "Campus II" in Mayfield Village Ohio. It consists of two 5 story office buildings of approximately 200,000 s.f. each, a central plant, a visitors/amenities/dining building and a fitness as well as related surface parking and site improvements.

The Architect is:
(Name and address)
Bialosky Partners Architects
2775 S. Moreland Blvd.
Shaker Square
Cleveland, OH 44120

The Owner and Construction Manager agree as set forth below.


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AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION -
AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #1

--------------------------------------------------------------------------------
    Terms and Conditions of Agreement Between Owner and Construction Manager
--------------------------------------------------------------------------------

                                   ARTICLE I
                             CONSTRUCTION MANAGER'S
                                RESPONSIBILITIES

1.1      CONSTRUCTION MANAGER'S SERVICES

1.1.1 The Construction Manager's services consist of those services performed by the Construction Manager, Construction Manager's employees and Construction Manager's consultants as enumerated in Articles 2 and 3 of this Agreement and any other services included in Article 14.


1.1.2 The Construction Manager's services shall be provided in conjunction with the services of an Architect as described in the edition of AIA Document B141/CMa, Standard Form of Agreement Between Owner and Architect, Construction Manager-Adviser Edition, current as of the date of this Agreement.

1.1.3 The Construction Manager shall provide sufficient organization, personnel and management to carry out the requirements of this Agreement in an expeditious and economical manner consistent with the interests of the Owner.

1.1.4 The services covered by this Agreement are subject to the time limitations contained in Subparagraph 13.5.1.


                                   ARTICLE 2
                        SCOPE OF CONSTRUCTION MANAGER'S
                                 BASIC SERVICES

2.1      DEFINITION

2.1.1 The Construction Manager's Basic Services consist of those described in Paragraphs 2.2 and 2.3 and any other services identified in Article 14 as part of Basic Services.

2.2      PRE-CONSTRUCTION PHASE

2.2.1 The Construction Manager shall review the program furnished by the Owner to ascertain the requirements of the Project and shall arrive at a mutual understanding of such requirements with the Owner.

2.2.2 The Construction Manager shall provide a preliminary evaluation of the Owner's program, schedule and construction budget requirements, each in terms of the other.

2.2.3 Based on early schematic designs and other design criteria prepared by the Architect, the Construction Manager shall prepare preliminary estimates of Construction Cost for program requirements using area, volume or similar conceptual estimating techniques. The Construction Manager shall provide cost evaluations of alternative materials and systems.

2.2.4 The Construction Manager shall expeditiously review design documents during their development and advise on proposed site use and improvements, selection of materials, building systems and equipment, and methods of Project delivery. The Construction Manager shall provide recommendations on relative feasibility of construction methods, availability of materials and labor, time requirements for procurement, installation and construction, and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, and possible economies.

2.2.5 The Construction Manager shall prepare and periodically update a Project Schedule for the Architect's review and the Owner's acceptance. The Construction Manager shall obtain the Architect's approval for the portion of the preliminary project schedule relating to the performance of the Architect's services. In the Project Schedule, the Construction Manager shall coordinate and integrate the Construction Manager's services, the Architect's services and the Owner's responsibilities with anticipated construction schedules, highlighting critical and long-lead-time items.

2.2.6 As the Architect progress with the preparation of the Schematic, Design Development and Construction Documents, the Construction Manager shall prepare and update, at appropriate intervals agreed to by the Owner, Construction Manager and Architect, estimates of Construction Cost of increasing detail and refinement. The estimated cost of each Contract shall be indicated with supporting detail. Such estimates shall be provided for the Architect's review and the Owner's approval. The Construction Manager shall advise the Owner and Architect if it appears that the Construction Cost may exceed the latest approved Project budget and make recommendations for corrective action.

2.2.7 The Construction Manager shall consult with the Owner and Architect regarding the Construction Documents


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #2 and make recommendations whenever design details adversely affect constructibility, cost or schedules.

2.2.8 The Construction Manager shall provide recommendations and information to the Owner and Architect regarding the assignment of responsibilities for temporary Project facilities and equipment, materials and services for common use of the Contractors. The Construction Manager shall verify that such requirements and assignment of responsibilities are included in the proposed Contract Documents.

2.2.9 The Construction Manager shall provide recommendations and information to the Owner regarding the allocation of responsibilities for safety programs among the Contractors.

2.2.10 The Construction Manager shall advise on the division of the Project into individual Contracts for various categories of Work, including the method to be used for selecting Contractors and awarding Contracts. If multiple Contracts are to be awarded, the Construction Manager shall review the Construction Documents and make recommendations as required to provide that (1) the Work of the Contractors is coordinated, (2) all requirements for the Project have been assigned to the appropriate Contract, (3) the likelihood of jurisdictional disputes has been minimized, and (4) proper coordination has been provided for phased construction.

2.2.11 The Construction Manager shall prepare a Project construction schedule providing for the components of the Work, including phasing of construction, times of commencement and completion required of each Contractor, ordering and delivery of products requiring long lead time, and the occupancy requirements of the Owner. The Construction Manager shall provide the current Project construction schedule for each set of bidding documents.

2.2.12 The Construction Manager shall expedite and coordinate the ordering and delivery of materials requiring long lead time.

2.2.13 The Construction Manager shall assist the Owner in selecting, retaining and coordinating the professional services of surveyors, special consultants and testing laboratories required for the Project.

2.2.14 The Construction Manager shall provide an analysis of the types and quantities of labor required for the Project and review the availability of appropriate categories of labor required for critical phases. The Construction Manager shall make recommendations for actions designed to minimize adverse effects of labor shortages.

2.2.15 The Construction Manager shall assist the Owner in obtaining information regarding applicable requirements for equal employment opportunity programs for inclusion in the Contract Documents.

2.2.16 Following the Owner's approval of the Construction Documents, the Construction Manager shall update and submit the latest estimate of Construction Cost and the Project construction schedule for the Architect's review and the Owner's approval.

2.2.17 The Construction Manager shall submit the list of prospective bidders for the Architect's review and the Owner's approval.

2.2.18 The Construction Manager shall develop bidders' interest in the Project and establish bidding schedules. The Construction Manager, with the assistance of the Architect, shall issue bidding documents to bidders and conduct prebid conferences with prospective bidders. The Construction Manager shall assist the Architect with regard to questions from bidders and with the issuance of addenda.

2.2.19 The Construction Manager shall receive bids, prepare bid analyses and make recommendations to the Owner for the Owner's award of Contracts or rejection of bids.

2.2.20 The Construction Manager shall assist the Owner in preparing Construction Contracts and advise the Owner on the acceptability of Subcontractors and material suppliers proposed by Contractors.

2.2.21 The Construction Manager shall assist the Owner in obtaining building permits and special permits for permanent improvements, except for permits required to be obtained directly by the various Contractors. The Construction Manager shall verify that the Owner has paid applicable fees and assessments. The Construction Manager shall assist the Owner and Architect in connection with the Owner's responsibility for filing documents required for the approvals of governmental authorities having jurisdiction over the Project.

2.3      CONSTRUCTION PHASE -
         ADMINISTRATION OF THE
         CONSTRUCTION CONTRACT

2.3.1 The Construction Phase will commence with the award of the initial Construction Contract or purchase order and, together with the Construction Manager's obligation to provide Basic Services under this Agreement, will end 30 days after final payment to all Contractors is due.


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #3

2.3.2 The Construction Manager shall provide administration of the Contracts for Construction in cooperation with the Architect as set forth below and in the edition of AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, current as of the date of this Agreement.

2.3.3 The Construction Manager shall provide administrative, management and related services to coordinate scheduled activities and responsibilities of the Contractors with each other and with those of the Construction Manager, the Owner and the Architect to endeavor to manage the Project in accordance with the latest approved estimate of Construction Cost, the Project Schedule and the Contract Documents.

2.3.4 The Construction Manager shall schedule and conduct meetings to discuss such matters as procedures, progress and scheduling. The Construction Manager shall prepare and promptly distribute minutes to the Owner, Architect and Contractors.

2.3.5 Utilizing the Construction Schedules provided by the Contractors, the Construction Manager shall update the Project construction schedule incorporating the activities of the Contractors on the Project, including activity sequences and durations, allocation of labor and materials, processing of Shop Drawings, Product Data and Samples, and delivery of products requiring long lead time and procurement. The Project construction schedule shall include the Owner's occupancy requirements showing portions of the Project having occupancy priority. The Construction Manager shall update and reissue the Project construction schedule as required to show current conditions. If an update indicates that the previously approved Project construction schedule may not be met, the Construction Manager shall recommend corrective action to the Owner and Architect.

2.3.6 Consistent with the various bidding documents, and utilizing information from the Contractors, the Construction Manager shall coordinate the sequence of construction and assignment of space in areas where the Contractors are performing Work.

2.3.7 The Construction Manager shall endeavor to obtain satisfactory performance from each of the Contractors. The Construction Manager shall recommend courses of action to the Owner when requirements of a Contract are not being fulfilled.

2.3.8 The Construction Manager shall monitor the approved estimate of Construction Cost. The Construction Manager shall show actual costs for activities in progress and estimates for uncompleted tasks by way of comparison with such approved estimate.

2.3.9 The Construction Manager shall develop cash flow reports and forecasts for the Project and advise the Owner and Architect as to variances between actual and budgeted or estimated costs.

2.3.10 The Construction Manager shall maintain accounting records on authorized Work performed under unit costs, additional Work performed on the basis of actual costs of labor and materials, and other Work requiring accounting records.

2.3.11 The Construction Manager shall develop and implement procedures for the review and processing of applications by Contractors for progress and final payments.

2.3.11.1 Based on the Construction Manager's observations and evaluations of each Contractor's Application for Payment, the Construction Manager shall review and certify the amounts due the respective Contractors.

2.3.11.2 The Construction Manager shall prepare a Project Application for Payment based on the Contractors' Certificates for Payment.

2.3.11.3 The Construction Manager's certification for payment shall constitute a representation to the Owner, based on the Construction Manager's determinations at the site as provided in Subparagraph 2.3.13 and on the data comprising the Contractors' Applications for Payment, that, to the best of the Construction Manager's knowledge, information and belief, the Work has progressed to the point indicated and the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Construction Manager. The issuance of a Certificate for Payment shall further constitute a representation that the Contractor is entitled to payment in the amount certified.

2.3.11.4 The issuance of a Certificate for Payment shall be a representation that the Construction Manager has made it's best efforts (1) to perform on-site inspections to check the quality or quantity of the Work, (2) to review construction means, methods, techniques, sequences for the Contractor's own Work, or procedures, (3) to review copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #4

Contractor's right to payment and (4) to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum. In taking these actions, it shall not be interpreted that the Construction Manager has made an audit to verify the documentation submitted by Contractors, Subcontractors, and/or Material Vendors with respect to the Certificate for Payment. Such audits, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

2.3.12 The Construction Manager shall review the safety programs developed by each of the Contractors for purposes of coordinating the safety programs with those of the other Contractors.

2.3.13 The Construction Manager shall determine in general that the Work of each Contractor is being performed in accordance with the requirements of the Contract Documents, endeavoring to guard the Owner against defects and deficiencies in the Work. As appropriate, the Construction Manager shall have authority, upon written authorization from the Owner, to require additional inspection or testing of the Work in accordance with the provisions of the Contract Documents, whether or not such Work is fabricated, installed or completed. The Construction Manager, in consultation with the Architect, may reject Work which does not conform to the requirements of the Contract Documents.

2.3.14 The Construction Manager shall schedule and coordinate the sequence of construction in accordance with the Contract Documents and the latest approved Project construction schedule.

2.3.15 With respect to each Contractor's own Work, the Construction Manager shall have made it's best effort to ensure that reasonable construction means, methods, techniques, sequences, procedures, and safety precautions and programs have been undertaken by each of the Contractors in connection with the Work under the Contract for Construction. The Construction Manager shall not be monetarily responsible for a Contractor's failure to carry out the Work in accordance with the respective Contract Documents. The Construction Manager shall, however, use it's best efforts to ensure that each Contractor does carry out the Work in accordance with the respective Contract Documents.

2.3.16 The Construction Manager shall transmit to the Architect requests for interpretations of the meaning and intent of the Drawings and Specifications, and assist in the resolution of questions that may arise.

2.3.17 The Construction Manager shall review requests for changes, assist in negotiating Contractors' proposals, submit recommendations to the Architect and Owner, and, if they are accepted, prepare Change Orders and Construction Change Directives which incorporate the Architect's modifications to the Documents.

2.3.18 The Construction Manager shall assist the Architect in the review, evaluation and documentation of Claims.

2.3.19 The Construction Manager shall receive certificates of insurance from the Contractors and forward them to the Owner with a copy to the Architect.

2.3.20 In collaboration with the Architect, the Construction Manager shall establish and implement procedures for expediting the processing and approval of Shop Drawings, Product Data, Samples and other submittals. The Construction Manager shall review all Shop Drawings, Product Data, Samples and other submittals from the Contractors. The Construction Manager shall coordinate submittals with information contained in related documents and transmit to the Architect those which have been approved by the Construction Manager. The Construction Manager's actions shall be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner or Contractors.

2.3.21 The Construction Manager shall record the progress of the Project. The Construction Manager shall submit written progress reports to the Owner and Architect including information on each Contractor and each Contractor's Work, as well as the entire Project, showing percentages of completion. The Construction Manager shall keep a daily log containing a record of weather, each Contractor's Work on the site, number of workers, identification of equipment, Work accomplished, problems encountered, and other similar relevant data as the Owner may require.

2.3.22 The Construction Manager shall maintain at the Project site for the Owner one record copy of all Contracts,

--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #5

Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition, approved Shop Drawings, Product Data, Samples and similar required submittals. The Construction Manager shall maintain records, in duplicate, of principal building layout lines, elevations of the bottom of footings, floor levels and key site elevations certified by a qualified surveyor or professional engineer. The Construction Manager shall make all such records available to the Architect and upon completion of the Project shall deliver them to the Owner.

2.3.23 The Construction Manager shall arrange for the delivery, storage, protection and security of Owner-purchased materials, systems and equipment that are a part of the Project until such items are incorporated into the Project.

2.3.24 With the Architect and the Owner's maintenance personnel, the Construction Manager shall observe the Contractors' final testing and start-up of utilities, operational systems and equipment.

2.3.25 When the Construction Manager considers each Contractor's Work or a designated portion thereof substantially complete, the Construction Manager shall, jointly with the Contractor, prepare for the Architect a list of incomplete or unsatisfactory items and a schedule for their completion. The Construction Manager shall assist the Architect in conducting inspections to determine whether the Work or designated portion thereof is substantially complete.

2.3.26 The Construction Manager shall coordinate the correction and completion of the Work. Following issuance of a Certificate of Substantial Completion of the Work or a designated portion thereof, the Construction Manager shall evaluate the completion of the Work of the Contractors and make recommendations to the Architect when Work is ready for final inspection. The Construction Manager shall assist the Architect in conducting final inspections.

2.3.27 The Construction Manager shall secure and transmit to the Architect warranties and similar submittals required by the Contract Documents for delivery to the Owner and deliver all keys, manuals, record drawings and maintenance stocks to the Owner. The Construction Manager shall forward to the Architect a final Project Application for Payment upon compliance with the requirements of the Contract Documents.

2.3.28 Duties, responsibilities and limitations of authority of the Construction Manager as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Construction Manager, Architect and Contractors. Consent shall not be unreasonably withheld.


                                   ARTICLE 3
                              ADDITIONAL SERVICES

3.1      GENERAL

3.1.1 The services described in this Article 3 are not included in Basic Services unless so identified in Article 14, and they shall be paid for by the Owner as provided in this Agreement, in addition to the compensation for Basic Services. The Optional Additional Services described under Paragraph 3.3 shall only be provided if authorized or confirmed in writing by the Owner. If services described under Contingent Additional Services in Paragraph 3.2 are required due to circumstances beyond the Construction Manager's control, the Construction Manager shall notify the Owner prior to commencing such services. If the Owner deems that such services described under Paragraph 3.2 are not required, the Owner shall give prompt written notice to the Construction Manager. If the Owner indicates in writing that all or part of such Contingent Additional Services are not required, the Construction Manager shall have no obligation to provide those services.

3.2      CONTINGENT ADDITIONAL SERVICES

3.2.1 Providing services required because of significant changes in the Project including, but not limited to, changes in size, quality, complexity or the Owner's schedule.

3.2.2 Providing consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

3.2.3 Providing services made necessary by the termination or default of the Architect or a Contractor, or by failure of performance of the Owner.

3.2.4 Providing services in evaluating an extensive number of claims submitted by a Contractor or others in connection with the Work.

3.2.5 Providing services in connection with a public hearing, arbitration proceeding or legal proceeding except where the Construction Manager is party thereto.

3.3      OPTIONAL ADDITIONAL SERVICES

3.3.1    Providing services relative to future facilities,


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #6 systems and equipment.

3.3.2 Providing services to investigate existing conditions or facilities or to provide measured drawings thereof.

3.3.3 Providing services to verify the accuracy of drawings or other information furnished by the Owner.

3.3.4 Providing services required for or in connection with the Owner's selection, procurement or installation of furniture, furnishings and related equipment.

3.3.5

3.3.6 Providing any other services not otherwise included in this Agreement.


                                   ARTICLE 4
                            OWNER'S RESPONSIBILITIES


4.1 The Owner shall provide full information regarding requirements for the Project, including a program which shall set forth the Owner's objectives, schedule, constraints and criteria, including space requirements and relationships, flexibility, expandability, special equipment, systems, and site requirements.

4.2 The Owner shall establish and update an overall budget for the Project based on consultation with the Construction Manager and Architect, which shall include the Construction Cost, the Owner's other costs and reasonable contingencies related to all of these costs.

4.3 If requested by the Construction Manager, the Owner shall furnish evidence that financial arrangements have been made to fulfill the Owner's obligations under this Agreement.

4.4 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner, or such authorized representative, shall render decisions in a timely manner pertaining to documents submitted by the Construction Manager in order to avoid unreasonable delay in the orderly and sequential progress of the Construction Manager's services.

4.5 The Owner shall retain an architect whose services, duties and responsibilities are described in the edition of AIA Document B141/Cma, Standard Form of Agreement Between Owner and Architect, Construction Manager-Adviser Edition, current as of the date of this Agreement. The Terms and Conditions of the Agreement Between the Owner and Architect shall be furnished to the Construction Manager and shall not be modified without written consent of the Construction Manager, which consent shall not be unreasonably withheld. The Construction Manager shall not be responsible for actions taken by the Architect.

4.6 The Owner shall furnish structural, mechanical, chemical, air and water pollution tests, tests for hazardous materials, and other laboratory and environmental tests, inspections and reports required by law or the Contract Documents.

4.7 The Owner shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Project, including auditing services the Owner may require to verify the Contractors' Applications for Payment or to ascertain how or for what purposes the Contractors have used the money paid by or on behalf of the Owner.

4.8 The Owner shall furnish the Construction Manager with a sufficient quantity of Construction Documents.

4.9 The services, information and reports required by Paragraphs 4.5 through 4.8 shall be furnished at the Owner's expense, and the Construction Manager shall be entitled to rely upon the accuracy and completeness thereof.

4.10 Prompt written notice shall be given by the Owner to the Construction Manager and Architect if the Owner becomes aware of any fault or defect in the Project or nonconformance with the Contract Documents.

4.11 The Owner reserves the right to perform construction and operations related to the Project with the Owner's own forces, and to award contracts in connection with the Project which are not part of the Construction Manager's responsibilities under this Agreement. The Construction Manager shall notify the Owner if any such independent action will interfere with the Construction Manager's ability to perform the Construction Manager's responsibilities under this Agreement When performing construction or operations related to the Project, the Owner agrees to be subject to the same obligations and to have the same rights as the Contractors.

4.12 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in the orderly progress of the Construction Manager's services and the progress of the Work.


                                   ARTICLE 5
                               CONSTRUCTION COST


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #7

5.1      DEFINITION

5.1.1 The Construction Cost shall be the total cost to the Owner of all elements of the Project designed or specified by the Architect.

5.1.2 The Construction Cost shall include the cost at of labor and materials furnished by the Owner and equipment designed, specified, selected or specially provided for by the Architect. Except as provided in Subparagraph 5.1.3, Construction Cost shall also include the compensation of the Construction Manager and Construction Manager's consultants.

5.1.3 Construction Cost does not include the compensation of the Architect and Architect's consultants, costs of the land, rights-of-way, financing or other costs which are the responsibility of the Owner as provided in Article 4. If any portion of the Construction Manager's compensation is based upon a percentage of Construction Cost, then Construction Cost, for the purpose of determining such portion, shall not include the compensation of the Construction Manager or Construction Manager's consultants.


5.2      RESPONSIBILITY FOR CONSTRUCTION COST

5.2.1 Evaluations of the Owner's Project budget, preliminary estimates of Construction Cost and detailed estimates of Construction Cost prepared by the Construction Manager represent the Construction Manager's best judgment as a person or entity familiar with the construction industry. It is recognized, however, that neither the Construction Manager nor the Owner has control over the cost of labor, materials or equipment, over Contractors' methods of determining bid prices, or over competitive bidding, market or negotiating conditions. Accordingly, the Construction Manager cannot and does not warrant or represent that bids or negotiated prices will not vary from the Project budget proposed, established or approved by the Owner, or from any cost estimate or evaluation prepared by the Construction Manager.

5.2.2 No fixed limit of Construction Cost shall be established as a condition of this Agreement by the furnishing, proposal or establishment of a Project budget unless such fixed limit has been agreed upon in writing and signed by the parties hereto. If such a fixed limit has been established, the Construction Manager shall be permitted to include contingencies for design, bidding and price escalation, and shall consult with the Architect to determine what materials, equipment, component systems and types of construction are to be included in the Contract Documents, to suggest reasonable adjustments in the scope of the Project, and to suggest inclusion of alternate bids in the Construction Documents to adjust the Construction Cost to the fixed limit. Fixed limits, if any, shall be increased in the amount of any increase in the Contract Sums occurring after execution of the Contracts for Construction.

5.2.3 If the Bidding or Negotiation Phase has not commenced within 90 days after submittal of the Construction Documents to the Owner, any Project budget or fixed limit of Construction Cost shall be adjusted to reflect changes in the general level of prices in the construction industry between the date of submission of the Construction Documents to the Owner and the date on which proposals are sought.

5.2.4 If a fixed limit of Construction Cost (adjusted as provided in Subparagraph 5.2.3) is exceeded by the sum of the lowest bona fide bids or negotiated proposals plus the Construction Manager's estimate of other elements of Construction Cost for the Project, the Owner shall:

     .1       give written approval of an increase in such fixed limit;

     .2 authorize rebidding or renegotiating of the Project within a reasonable time;

     .3 if the Project is abandoned, terminate in accordance with Paragraph 9.3; or

     .4 cooperate in revising the Project scope and quality as required to reduce the Construction Cost.

5.2.5 If the Owner chooses to proceed under Clause 5.2.4.4, the Construction Manager, without additional charge, shall cooperate with the Owner and Architect as necessary to bring the Construction Cost within the fixed limit; if established as a condition of this Agreement.


                                   ARTICLE 6
                        CONSTRUCTION SUPPORT ACTIVITIES

6.1 Construction support activities, if provided by the Construction Manager, shall be governed by separate contractual agreements unless otherwise provided in Article 14.

6.2 Reimbursable expenses listed in Article 14 for construction support activities may be subject to trade


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #8 discounts, rebates, refunds and amounts received from sales of surplus materials and equipment which shall accrue to the Owner, and the Construction Manager shall make provisions so that they can be secured.

                                   ARTICLE 7
                              OWNERSHIP AND USE OF
                      ARCHITECTS DRAWINGS, SPECIFICATIONS
                              AND OTHER DOCUMENTS

7.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Contractors is described. The Construction Manager may retain one record set. The Construction Manager shall not own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them, except the Construction Manager's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Project. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Construction Manager, are for use solely with respect to this Project. They are not to be used by the Construction Manager on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner and Architect. The Construction Manager is granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the performance of the Construction Manager's services under this Agreement.

All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's copyright or other reserved rights.


8.1

8.2

8.3

8.4
                                   ARTICLE 9
                           TERMINATION, SUSPENSION OR
                                  ABANDONMENT

9.1 This Agreement may be terminated by either party upon not less than thirty days' written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination.

9.2 If the Project is suspended by the Owner for more than 30 consecutive days, the Construction Manager shall be compensated for services performed prior to notice of such suspension. When the Project is resumed, the Construction Manager's compensation shall be equitably adjusted to provide for expenses incurred in the interruption and resumption of the Construction Manager's services.


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #9

9.3 This Agreement may be terminated by the Owner upon not less than thirty days' written notice to the Construction Manager in the event that the Project is permanently abandoned. If the Project is abandoned by the Owner for more than 90 consecutive days, the Construction Manager may terminate this Agreement by giving written notice.

9.4 Failure of the Owner to make payments to the Construction Manager in accordance with this Agreement shall be considered substantial nonperformance and cause for termination.

9.5 If the Owner fails to make payment when due the Construction Manager for services and expenses, the Construction Manager may, upon seven days' written notice to the Owner, suspend performance of services under this Agreement. Unless payment in full is received by the Construction Manager within seven days of the date of the notice, the suspension shall take effect without further notice. In the event of a suspension of services, the Construction Manager shall have no liability to the Owner for delay or damage caused to the Owner because of such suspension of services.

9.6 In the event of termination not the fault of the Construction Manager, the Construction Manager shall be compensated for services performed prior to termination, together with Reimbursable Expenses then due and all Termination Expenses as defined in Paragraph 9.7.

9.7 Termination Expenses are those costs directly attributable to termination for which the Construction Manager is not otherwise compensated.


                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

10.1 Unless otherwise provided, this Agreement shall be governed by the law of the place where the Project is located.

10.2 Terms in this Agreement shall have the same meaning as those in the edition of AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, current as of the date of this Agreement.

10.3 Causes of action between the parties to this Agreement pertaining to acts or failures to act shall be deemed to have accrued and the applicable statutes of limitations shall commence to run not later than either the date of Substantial Completion for acts or failures to act occurring prior to Substantial Completion, or the date of issuance of the final Project Certificate for Payment for acts or failures to act occurring after Substantial Completion.

10.4 Waivers of Subrogation. The Owner and Construction Manager waive all rights against each other and against the Contractors, Architect, consultants, agents and employees of any of them, for damages, but only to the extent covered by property insurance during construction, except such rights as they may have to the proceeds of such insurance as set forth in the edition of AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, current as of the date of this Agreement. The Owner and Construction Manager each shall require similar waivers from their Contractors, Architect, consultants, agents, and persons or entities awarded separate contracts administered under the Owner's own forces.

10.5 The Owner and Construction Manager, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. Neither Owner nor Construction Manager shall assign this Agreement without the written consent of the other.

10.6 This Agreement represents the entire and integrated agreement between the Owner and Construction Manager and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Construction Manager.

10.7 Nothing contained in this Agreement shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or Construction Manager.

10.8 Unless otherwise provided in this Agreement, the Construction Manager and the Construction Manager's consultants shall have no responsibility for the discovery, presence, handling, removal or disposal of or exposure of persons to hazardous materials in any form at the Project site, including but not limited to asbestos, asbestos products, polychlorinated biphenyl (PCB) or other toxic substances.

Insert A: For the purpose of this Contract Agreement the following shall apply:

Insert B: "Construction Manager" shall mean The Whiting-Turner Contracting Company.

Insert C: "Contractor" or "Contractors" shall mean the persons or entities who perform the Work under the


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #10

Construction Contract Agreements and shall include all trade Contractors, Subcontractors, Sub-Subcontractors, material vendors, and equipment suppliers.

Insert D: "Owner" shall mean Progressive Casualty Insurance Company.

Insert E: "Architect" shall mean Bialosky Partner Architects,

Insert F: As Construction Manager, The Whiting-Turner Contracting Company will hold all the contracts with the Contractors.


                                   ARTICLE 11
                                   INSURANCE

11.1     CONSTRUCTION MANAGER'S LIABILITY INSURANCE

11.1.1 The Construction Manager shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Construction Manager from claims set forth below which may arise out of or result from the Construction Manager's operations under this Agreement and for which the Construction Manager may be legally liable.

     .1 claims under workers compensation, disability benefit and other similar employee benefit acts which are applicable to the operations to be performed;

     .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Construction Manager's employees;

     .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Construction Manager's employees;

     .4 claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Construction Manager, or (2) by another person;

     .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

     .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in Article 14 or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of operations under this Agreement until date of final payment and termination of any coverage required to be maintained after final payment.


                                   ARTICLE 12
                      PAYMENTS TO THE CONSTRUCTION MANAGER

12.1     DIRECT PERSONNEL EXPENSE

12.1.1 Direct Personnel Expense is defined as the direct salaries of the Construction Manager's personnel engaged on the Project and the portion of the cost of their mandatory and customary contributions and benefits related thereto, such as employment taxes and other statutory employee benefits, insurance, sick leave, holidays, vacations, pensions and similar contributions and benefits.

12.2     REIMBURSABLE EXPENSES

12.2.1 Reimbursable Expense are in addition to compensation for Basic and Additional Services and include expenses incurred by the Construction Manager and Construction Manager's employees and consultants in the interest of the Project, as identified in the following Clauses.

12.2.1.1 Expense of transportation in connection with the Project, expenses in connection with authorized out-of-town travel; long-distance communications; and fees paid for securing approval of authorities having jurisdiction over the Project.

Insert H: Weekly travel/subsistence is not reimbursable.

12.2.1.2 Expense of reproductions, postage, express deliveries, electronic facsimile transmissions and handling of Drawings, Specifications and other documents.

12.2.1.3 If authorized in advance by the Owner, expense of overtime work requiring higher than regular rates.

12.2.1.4 Expense of additional insurance coverage or limits requested by the Owner in excess of that normally carried by the Construction Manager.

12.3     PAYMENTS ON ACCOUNT OF BASIC SERVICES

12.3.1 Payments for Basic Services shall be made monthly and, where applicable, shall be in


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #11 proportion to services performed within each phase of service, on the basis set forth in Subparagraph 13.2.1.

12.3.3 If and to the extent that the time initially established in Subparagraph
13.5.1 of this Agreement is exceeded or extended through no fault of the Construction Manager, compensation for any services rendered during the additional period of time shall be computed in the manner set forth in Subparagraph 13.3.1.

12.3.4 When compensation is based on a percentage of Construction Cost and any portions of the Project are deleted or otherwise not constructed, compensation for those portions of the Project shall be payable to the extent services are performed on those portions, in accordance with Subparagraph 13.2.1, based on
(1) the lowest bona fide bids or negotiated proposals, or (2) if no such bids or proposals are received, the latest approved estimate of such portions of the Project.

12.4     PAYMENTS ON ACCOUNT OF ADDITIONAL SERVICES AND REIMBURSABLE EXPENSES

12.4.1 Payments on account of the Construction Manager's Additional Services and for Reimbursable Expenses shall be made monthly upon presentation of the Construction Manager's statement of services rendered or expenses incurred.

12.5     PAYMENTS WITHHELD

12.5.1 No deductions shall be made from the Construction Manager's compensation on account of penalty, liquidated damages or other sums withheld from payments to Contractors, or on account of the cost of changes in Work other than those for which the Construction Manager has been found to be liable.

12.6     CONSTRUCTION MANAGER'S ACCOUNTING RECORDS

12.6.1 Records of Reimbursable Expenses and expenses pertaining to Additional Services and services performed on the basis of a multiple of Direct Personnel Expense shall be available to the Owner or the Owner's authorized representative at mutually convenient times.


                                   ARTICLE 13
                             BASIS OF COMPENSATION

The Owner shall compensate the Construction Manager as follows:

13.1 AN INITIAL PAYMENT of ZERO Dollars ($0.00) shall be made upon execution of this Agreement and credited to the Owner's account at final payment.

13.2     BASIC COMPENSATION

13.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 14 as part of Basic Services, Basic Compensation shall be computed as follows:

For Pre-Construction Phase Services:
(insert basis of compensation, including stipulated sums, multiples or percentages.)

The Construction Manager shall be reimbursed for the actual cost of services he performs during the pre-construction phase. Actual cost shall mean to include salaries and burdens for all personnel while working on the project during pre-construction, reproduction costs, expenses for traveling in conjunction with this project, etc. Fee for the pre-construction phase is included in fee defined below.

For Construction Phase Services:
(Insert basis of compensation, including stipulated sums, multiples or percentages.)
The Construction Manager's General Conditions Cost is considered a Construction Cost and is therefore reimbursable during this phase of Work. The Construction Manager's Fee for the Pre-Construction and Construction Phases is Six Hundred Eighty-Five Thousand Dollars and Zero Cents ($685,000.00) for Construction Cost up to $40,000,000. If the cost work exceeds $40,000,000, Construction Manager shall be paid an additional fee of 2.25% of those cost over and above $40,000,000.

The Construction Manager's Fee is payable in equal installments over the Construction Phase. No retainage shall be held from any sums due the Construction Manager.

13.3     COMPENSATION FOR ADDITIONAL SERVICES

13.3.1 FOR ADDITIONAL SERVICES OF THE CONSTRUCTION MANAGER, as described in
Article 3, and any other services


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #12 included in Article 14 as Additional Services, compensation shall be computed as follows: The reimbursable costs associated with this paragraph, 13.3.1, shall be negotiated with the Owner prior to any expenditures of same.

(Insert basis of compensation, including rates and/or multiples of Direct Personnel Expense for Principals and employees, and identify Principals and classify employees, if required. Identify specific services to which particular methods of compensation apply, if necessary.)


13.4     REIMBURSABLE EXPENSES

13.4.1 FOR REIMBURSABLE EXPENSES, as described in Paragraph 12.2, and any other items included in Article 14 as Reimbursable Expenses, a multiple of one (1.00) times the expenses incurred by the Construction Manager and the Construction Manager's employees and consultants in the interest of the Project.

13.5     ADDITIONAL PROVISIONS

13.5.1 IF THE BASIC SERVICES covered by this Agreement have not been completed within nineteen (19 ) months of the date hereof, through no fault of the Construction Manager, extension of the Construction Manager's services beyond that time shall be compensated as provided in Subparagraphs 12.3.3 and 13.3.1.

13.5.2 Payments are due and payable Fifteen (15 ) days from the date of the Construction Manager's invoice. Amounts unpaid Thirty ( 30 ) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Construction Manager.

(Insert rate of interest agreed upon.)
Eight Percent (8%)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Construction Manager's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Specific legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

13.5.3 The rates and multiples set forth for Additional Services shall be annually adjusted in accordance with normal salary review practices of the Construction Manager.


                                   ARTICLE 14
                          OTHER CONDITIONS OR SERVICES

(Insert descriptions of other services, identify Additional Services included within Basic Compensation and modifications to the payment and compensation terms included in this Agreement.)

14.1     LIMITS ON INSURANCE

The insurance required by Article 11 shall be written for not less than the following limits, or greater if required by law:
(Insert the specific dollar amounts for the appropriate insurance limits of liability.)
General Liability - $2,000,000.00; Automobile Liability - $1,000,000.00; Umbrella Coverage - $50,000,000.00; Workman's Compensation Insurance - Statutory; Employer's Liability -$1,000,000.00.

This Agreement entered into as of the day and year first written above.

OWNER                              CONSTRUCTION MANAGER

/s/ Charles B. Chokel              /s/ W. Daniel White
-----------------------------      --------------------------------------------
(Signature)                        (Signature)

Charles B. Chokel, Treasurer       Insert I: W. Daniel White, Sr. Vice-President
(Printed name and title)           (Printed name and title)



--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992

User Document AIAPROG2.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #13

                                     [LOGO]
              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION
                      CONSTRUCTION MANAGER-ADVISER EDITION
                   AIA DOCUMENT A201/CMa - ELECTRONIC FORMAT

--------------------------------------------------------------------------------

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

Copyright 1975, 1980, copyright 1992 by The American Institute of Architects, 1735 New York Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

--------------------------------------------------------------------------------

                               TABLE OF ARTICLES

1.       GENERAL PROVISIONS                            8.       TIME

2.       OWNER                                         9.       PAYMENTS AND COMPLETION

3.       CONTRACTOR                                    10.      PROTECTION OF PERSONS AND
                                                                PROPERTY
4.       ADMINISTRATION OF THE CONTRACT
                                                       11.      INSURANCE AND BONDS
5.       SUBCONTRACTORS
                                                       12.      UNCOVERING AND CORRECTION OF
6.       CONSTRUCTION BY OWNER OR BY                            WORK
         OTHER CONTRACTORS
                                                       13.      MISCELLANEOUS PROVISIONS
7.       CHANGES IN THE WORK
                                                       14.      TERMINATION OR SUSPENSION
                                                                OF THE CONTRACT


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #1

                                     INDEX

Acceptance of Nonconforming Work                                                                 9.6.6, 9.9.3. 12.3
Acceptance of Work                                                              9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3
Access to Work                                                                                    3.16, 6.2.1, 12.1
Accident Prevention                                                                                       4.6.6, 10
Acts and Omissions                                                        3.2.1, 3.2.2, 3.3.2, 3.12.8, 3.18, 4.6.6,
                                                           4.6.2., 4.7.9, 8.3.1, 10.1.4, 10.2.5, 13.4.2, 13.7, 14.1
Addenda                                                                                                 1.1.1, 3.11
Additional Costs, Claims for                                                       4.7.6, 4.7.7, 4.7.9, 6.1.1, 10.3
Additional Inspections and Testing                                                      4.6.10, 9.8.2, 12.2.1, 13.5
Additional Time, Claims for                                                        4.7.6, 4.7.8, 4.7.9, 8.3.2, 10.3
ADMINISTRATION OF THE CONTRACT                                                                   3.3.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid                                                                            1.1.1
Aesthetic Effect                                                                                      4.6.20, 4.9.1
Allowances                                                                                                      3.8
All-risk Insurance                                                                                         11.3.1.1
Applications for Payment                                                        4.6.9, 7.3.7, 9.2, 9.3, 9.4, 9.5.1,
                                                               9.6.3, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 11.1.3, 14.2.4
Approvals                                                           2.4, 3.3.3, 3.5, 3.10.3, 3.12.4 through 3.12.8,
                                                                      3.18.3, 4.6.12, 9.3.2, 11.3.1.4, 13.4.2, 13.5
Arbitration                                                                                        4.5, 4.7.4, 4.9,
                                                                                     8.3.1, 10.1.2, 11.3.9, 11.3.10
Architect                                                                                                       4.1
Architect, and Certificate of Payment                                                                         4.6.9
Architect, Definition of                                                                                      4.1.1
Architect, Extent of Authority                                                         2.4.1, 3.12.6, 4.6.6, 4.7.2,
                                                    5.2,6.3, 7.1.2, 7.2.1, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.6.3, 9.8.2,
                                                9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility        3.3.3, 3.12.8, 3.12.11, 4.6.5, 4.6.6, 4.6.10, 4.6.12,
                                                                   4.6.17, 4.6.19, 4.6.20, 4.7.2, 5.2.1, 7.4, 9.6.4
Architect's Additional Services and Expenses                                                             2.4, 9.8.2
                                                                   11.3.1.1, 12.2.1, 12.2.4, 13.5.2, 13.5.3, 14.2.4
Architect's Administration
  of the Contract                                                                  4.6, 4.7.6, 4.7.7, 4.8, 9.4, 9.5
Architect's Approvals                                                                         2.4.1, 3.5.1, 3.10.3,
                                                                                     3.12.6, 3.12.8, 3.18.3, 4.6.12
Architect's Authority to Reject Work                                                  3.5.1, 4.6.10, 12.1.2, 12.2.1
Architect's Copyright                                                                                           1.3
Architect's Decisions                                                               4.6.10, 4.6.12, 4.6.18, 4.6.19,
                                                               4.6.20. 4.7.2, 4.7.6, 4.8.1, 4.8.4, 4.9, 6.3, 8.1.3,
                                               8.3.1, 9.2, 9.4, 9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
Architect's Inspections                                                                4.6.5, 4.6.16, 4.7.6, 9.4.3,
                                                                                         9.8.2, 9.9.2, 9.10.1, 13.5
Architect's Instructions                                                 4.6.10, 4.6.12, 7.4.1, 9.4.3, 12.1, 13.5.2
Architect's Interpretations                                                                   4.6.18, 4.6.19, 4.7.7
Architect's On-Site Observations                                                               4.6.5, 4.6.9, 4.7.6,
                                                                                         9.4.3, 9.5.1, 9.10.1, 13.5
Architect's Project Representative                                                                           4.6.17
Architect's Relationship with Contractor                                                1.1.2, 3.2.1, 3.2.2, 3.3.3,
                                             3.5.1, 3.7.3, 3.11, 3.12.8, 3.12.11, 3.16, 3.18, 4.6.6, 4.6.7, 4.6.10,
                                                  4.6.12, 4.6.19, 5.2, 6.2.2, 7.3.4, 9.8.2, 10.1.2, 10.1.4, 10.1.5,
                                                                                                 11.3.7, 12.1, 13.5
Architect's Relationship with Construction Manager                                                    1.1.2, 2.4.1,
                                                      3.12.6, 3.12.8, 4.6.8, 4.6.10, 4.6.14, 4.6.16, 4.6.18, 6.3.1,
                                                  9.7.1, 9.8, 9.9.1, 9.9.2, 9.10.1, 9.10.2, 9.10.3, 12.2.4, 13.5.1,
                                                                                             13.5.2, 13.5.4, 14.2.4
Architect's Relationship with Subcontractors                                                   1.1.2, 4.6.6, 4.6.7,
                                                                                4.6.10, 5.3.1, 9.6.3, 9.6.4, 11.3.7
Architect's Representations                                                                    9.4.3, 9.5.1, 9.10.1
Architect's Site Visits                                                         4.6.5, 4.6.9, 4.6.16, 4.7.6, 9.4.3,
                                                                                  9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Asbestos                                                                                     10.1.2, 10.1.3, 10.1.4
Attorneys' Fees                                                                              3.18.1, 9.10.2, 10.1.4
Award of Separate Contracts                                                                                   6.1.1
Award of Subcontracts and Other Contracts for
   Portions of the Work                                                                                         5.2
Basic Definitions                                                                                               1.1
Bidding Requirements                                                                    1.1.1, 1.1.7, 5.2.1, 11.4.1
Boiler and Machinery Insurance                                                                               11.3.2
Bonds, Lien                                                                                                  9.10.2
Bonds, Performance, and Payment                                                       7.3.6.4, 9.10.3, 11.3.9, 11.4
Building Permit                                                                                        2.2.3, 3.7.1
Capitalization                                                                                                  1.4
Certificate of Substantial Completion                                                                         9.8.2
Certificates for Payment                                                      4.6.8, 4.6.9, 9.3.3, 9.4, 9.5, 9.6.1,
                                                        9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval                                                     3.12.11, 13.5.4
Certificates of Insurance                                                                     9.3.2, 9.10.2, 11.1.3
Change Orders                                                         1.1.1, 2.4.1, 3.8.2.4, 3.11.1, 4.6.13, 4.7.3,
                                                          5.2.3, 7.1, 7.2, 7.3.2, 8.3.1, 9.3.1.1, 9.10.3, 11.3.1.2,
                                                                                             11.3.4, 11.3.9, 12.1.2
Change Orders, Definition of                                                                                  7.2.1
Changes                                                                                                         7.1
CHANGES IN THE WORK                                                                        3.11, 4.6.13, 4.6.14, 7,
                                                                                             8.3.1, 9.3.1.1, 10.1.3
Claim, Definition of                                                                                          4.7.1
Claims and Disputes                                                                    4.7, 4.8, 4.9, 6.2.5, 8.3.2,
                                                                                     9.3.1.2, 9.3.3, 9.10.4, 10.1.4
Claims and Timely Assertion of Claims                                                                         4.9.6
Claims for Additional Cost                                                         4.7.6, 4.7.7, 4.7.9, 6.1.1, 10.3
Claims for Additional Time                                                        4.6.9, 4.7.6, 4.7.8, 4.7.9, 8.3.2
Claims for Concealed or Unknown Conditions                                                                    4.7.6
Claims for Damages                                                                       3.18, 4.7.9, 6.1.1, 6.2.5,
                                                                                             8.3.2, 9.5.1.2, 10.1.4
Claims Subject to Arbitration                                                                   4.7.2, 4.8.4, 4.6.1
Cleaning Up                                                                                               3.15, 6.3
Commencement of Statutory Limitation Period                                                                    13.7
Commencement of the Work, Conditions Relating to                                                       2.12, 2.2.1,
                                                                  3.2.1, 3.2.2, 3.7.1, 3.10.1 3.12.6, 4.7.7, 5.2.1,
                                                                   6.2.2, 8.1.2, 8.2.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Commencement of the Work, Definition of                                                                       8.1.2
Communications, Owner to Architect                                                                            2.2.6
Communications, Owner to Construction Manager                                                                 2.2.6
Communications Facilitating Contract
  Administration                                                                                3.9.1, 4.6.7, 5.2.1
Completion, Conditions Relating to                                                               3.11, 3.15, 4.6.5,


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #2

                                                     4.6.16, 4.7.2, 9.4.2, 9.8, 9.9.1, 9.10, 11.3.5, 12.2.2, 13.7.1
COMPLETION, PAYMENTS AND                                                                                          9
Completion, Substantial                                                                     4.6.16, 4.7.5.2, 8.1.1,
                                                                             8.1.3, 8.2.3, 9.8, 9.9.1, 12.2.2, 13.7
Compliance with Laws                                                            1.3, 3.6, 3.7, 3.13, 4.1.1, 10.2.2,
                                                           11.1, 11.3, 13.1, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions                                                                               4.7.6
Conditions of the Contract                                                                      1.1.1, 1.1.7, 6.1.1
Consent, Written                                                                      1.3.1, 3.12.8, 3.14.2, 4.7.4.
                                                                        4.9.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3,
                                                             10.12, 10.1.3, 11.3.1, 11.3.1.4, 11.3.11, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY OTHER
  CONTRACTORS                                                                                              1.1.4, 6
Construction Change Directive, Definition of                                                                  7.3.1
Construction Change Directives                                                     1.1.1, 4.6.13, 7.1, 7.3, 9.3.1.1
Construction Manager                                                                                            4.2
Construction Manager, and Building Permits                                                                    2.2.3
Construction Manager, Claims against                                                                          4.7.2
Construction Manager, Communications through                                                                  4.6.7
Construction Manager, and Construction Schedule                                                      3.10.1, 3.10.2
Construction Manager, Definition of                                                                           4.2.1
Construction Manager, and Documents and Samples at the
  Site                                                                                                       3.11.1
Construction Manager, Extent of Authority                                                      3.12.6, 3.12.8, 4.3,
                                                    4.6.3, 4.6.11, 7.1.2, 7.2.1, 7.3.1, 8.3.1, 9.2.1, 9.3.1, 9.4.1,
                                                   9.4.3, 9.8.2, 9.8.3, 9.9.1, 12.1, 12.2.1, 12.2.4, 14.2.2, 14.2.4
Construction Manager, Limitations of Authority
  and Responsibility                                                                          4.6.6, 4.6.10, 13.4.2
Construction Manager, and Submittals                                                                         3.10.3
Construction Manager's Additional Services
   and Expenses                                                                                      12.2.1, 12.2.4
Construction Manager's Administration of the Contract                                                 4.6, 9.4, 9.5
Construction Manager's Approval                                                                       2.4.1, 3.10.3
Construction Manager's Authority to Reject Work                                                      4.6.10, 12.2.1
Construction Manager's Decisions                                                               7.3.6, 7.3.7, 7.3.8,
                                                                                                9.3.1, 9.4.1, 9.5.1
Construction Manager's Inspections                                              4.6.10, 9.4.3, 9.8.2, 9.9.2, 12.1.1
Construction Manager's On-Site Observations                                                                   9.5.1
Construction Manager's Relationship with Architect     1.1.2, 4.6.8, 4.6.10, 4.6.11, 4.6.14, 4.6.16, 4.6.18, 6.3.1,
                                                    9.2.1, 9.4.2, 9.4.3, 9.6.1, 9.6.3, 9.8.2, 9.8.3, 9.9.1, 9.10.1,
                                                    9.10.2, 9.10.3, 11.1.3, 12.2.4, 13.5.1, 13.5.2, 13.5.4, 14.2.2,
                                                  14.2.4
Construction Manager's Relationship with Contractor                                                    3.2.1, 3.2.2
                                                3.3.1, 3.3.3, 3.5.1, 3.7.3, 3.10.1, 3.10.2, 3.10.3, 3.11.1, 3.12.5,
                                                  3.12.6, 3.12.8, 3.12.9, 3.12.10, 3.12.11, 3.13.2, 3.14.2, 3.15.2,
                                                  3.16.1, 3.17.1, 3.18.1, 3.18.3, 4.6.3, 4.6.4, 4.6.6, 4.6.11, 5.2,
                                               6.2.1, 6.2.2, 7.1.2, 7.2.1, 7.3.4, 7.3.6, 7.3.9, 8.3.1, 9.2.1,9.3.1,
                                          9.4.1, 9.4.2, 9.4.3, 9.7.1, 9.8.2, 9.9.1, 9.10.1, 9.10.2, 9.10.3, 10.1.1,
                                               10.1.2, 10.1.5, 10.2.6, 11.3.7, 12.1, 13.5.1, 13.5.2, 13.5.3, 13.5.4
Construction Manager's Relationship with Owner                                          2.2.3, 4.6.1, 4.6.2, 10.1.6
Construction Manager's Relationship with Other
  Contractors and Owner's                                                                                     4.6.3
Construction Manager's Relationship with
  Subcontractors                                                                       4.6.10, 5.33.1, 9.6.3, 9.6.4
Construction Manager's Representations                                                                 9.4.3, 9.5.1
Construction Manager's Site Visits                                                                     9.4.4, 9.5.1
Construction Schedules, Contractor's                                                             3.10, 4.6.3, 4.6.4
Contingent Assignment of Subcontracts                                                                           5.4
Continuing Contract Performance                                                                               4.7.4
Contract, Definition of                                                                                       1.1.2
CONTRACT, TERMINATION OR
  SUSPENSION OF THE                                                                              4.7.7, 5.4.1.1, 14
Contract Administration                                                                           3.3.3, 4,9.4, 9.5
Contract Award and Execution, Conditions Relating to                   3.7.1, 3.10, 5.2,9.2, 11.1.3, 11.3.6, 11.4.1
Contract Documents, The                                                                                 1.1, 1.2, 7
Contract Documents, Copies Furnished and Use of                                                     1.3, 2.2.5, 5.3
Contract Documents, Definition of                                                                             1.1.1
Contract Performance During Arbitration                                                                4.7.4, 4.9.3
Contract Sum                                                                              3.8, 4.7.6, 4.7.7, 4.8.4,
                                                            5.2.3, 7.2, 7.3, 9.1, 9.7, 11.3.1, 12.2.4, 12.3, 14.2.4
Contract Sum, Definition of                                                                                   9.1.1
Contract Time                                                                                4.7.6, 4.7.8.1, 4.8.4,
                                                                            7.2.1.3, 7.3, 8.2.1, 8.3.1, 9.7, 12.1.1
Contract Time, Definition of                                                                                  8.1.1
CONTRACTOR                                                                                                        3
Contractor, Definition of                                                                              3.1.1, 6.1.2
Contractor's Bid                                                                                              1.1.1
Contractor's Construction Schedules                                                                            3.10
Contractor's Employees                                                                         3.3.2, 3.4.2, 3.8.1,
                                                      3.9, 3.18, 4.6.6, 4.6.10, 8.1.2, 10.2, 10.3, 11.1.1, 14.2.1.1
Contractor's Liability Insurance                                                                     11.1, 11.3.1.5
Contractor's Relationship with Separate Contractors
  and Owner's Forces                                                           3.12.5, 3.14.2, 4.6.3, 4.6.7, 12.2.5
Contractor's Relationship with Subcontractors                               1.2.4, 3.3.2, 3.18.1, 3.18.2, 5.2, 5.3,
                                                                               5.4, 9.6.2, 11.3.7, 11.3.8, 14.2.1.2
Contractor's Relationship with the Architect                                                   1.1.2, 3.2.1, 3.2.2,
                                                       3.3.3, 3.5.1, 3.7.3, 3.10.1, 3.10.3, 3.11.1, 3.12.6, 3.12.8,
                                                   3.12.9, 3.16.1, 3.18, 4.6.6, 4.6.7, 4.6.10, 4.6.12, 4.6.19, 5.2,
                                                           6.2.2, 7.3.4, 9.2, 9.3.1, 9.8.2, 9.10.3, 10.1.2, 10.1.5,
                                                                                         10.2.6, 11.3.7, 12.1, 13.5
Contractor's Relationship with the Construction Manager
                                             1.1.2, 3.2.1, 3.2.2, 3.3.1, 3.3.3, 3.5.1, 3.7.3, 3.7.4, 3.10.1,3.10.2,
                                                           3.10.3, 3.11.1, 3.12.5, 3.12.6, 3.12.8, 3.12.9, 3.12.11,
                                                     3.13.2, 3.14.2, 3.15.2, 3.16.1, 3.17.1, 3.18.1, 3.18.3, 4.6.3,
                                                4.6.4, 4.6.6, 5.2, 6.2.1, 6.2.2, 7.1.2, 7.2.1, 7.3.4, 7.3.6, 7.3.9,
                                                     8.3.1, 9.2.1, 9.3.1, 9.4.1, 9.4.2, 9.4.3, 9.7.1, 9.8.2, 9.9.1,
                                                            9.10.1, 9.10.2, 9.10.3, 10.1.1, 10.1.2, 10.1.5, 10.2.6,
                                                                       11.3.7, 12.1, 13.5.1, 13.5.2, 13.5.3, 13.5.4
Contractor's Representations                                              1.2.2, 3.5.1, 3.12.7, 6.2.2, 8.2.1, 9.3.3

Contractor's Responsibility for Those


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #3


Performing
                                                                                             3.3.2, 3.18, 4.6.6, 10
Contractor's Review of Contract Documents                                                         1.2.2, 3.2, 3.7.3
Contractor's Right to Stop the Work                                                                             9.7
Contractor's Right to Terminate the Contract                                                                   14.1
Contractor's Submittals                                                     3.10, 3.11, 3.12, 4.6.12, 5.2.1, 5.2.3,
                                                    7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 11.4.2
Contractor's Superintendent                                                                             3.9, 10.2.6
Contractor's Supervision and Construction Procedures                        1.2.4, 3.3, 3.4, 4.6.6, 8.2.2, 8.2.3,10
Contractual Liability Insurance                                                          11.1.1.7, 11.2.1, 11.3.1.5
Coordination and Correlation                                               1.2.2, 1.2.4, 3.3.1, 3.10, 3.12.7, 6.2.1
Copies Furnished of Drawings and Specifications                                                    1.3, 2.2.5, 3.11
Correction of Work                                                            2.3, 2.4, 3.2.1, 4.6.1, 9.8.2, 9.9.1,
                                                                                             12.1.2, 12.2, 13.7.1.3
Cost, Definition of                                                                                           7.3.6
Costs                                               2.4, 3.2.1, 3.7.4, 3.8.2, 3.15.2, 4.7.6, 4.7.7, 4.7.8.1, 5.2.3,
                                                    6.1.1, 6.2.3, 6.3.1, 7.3.3.3, 7.3.6, 7.3.7, 9.7, 9.8.2, 9.10.2,
                                                                  11.3.1.2, 11.3.1.3, 11.3.4, 11.3.9, 12.1, 12.2.1,
                                                                                           12.2.4, 12.2.5, 13.5, 14
Cutting and Patching                                                                                    3.14, 6.2.6
Damage to Construction of Owner or Separate
  Contractors                                                                     3.14.2, 6.2.4, 9.5.1.5, 10.2.1.2,
                                                                                   10.2.5, 10.3, 11.1, 11.3, 12.2.5
Damage to the Work                                                        3.14.2, 9.9.1, 10.1.2, 10.2.5, 10.3, 11.3
Damages, Claims for                                               3.18, 4.6.9, 6.1.1, 6.2.5, 8.3.2, 9.5.1.2, 10.1.4
Damages for Delay                                                                        6.1.1, 8.3.3, 9.5.1.6, 9.7
Date of Commencement of the Work, Definition of                                                               8.1.2
Date of Substantial Completion, Definition of                                                                 8.1.3
Day, Definition of                                                                                            8.1.4
Decisions of the Architect                                                             4.6, 4.7, 6.3, 8.1.3, 8.3.1,
                                                      9.2, 9.4, 9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
Decisions of the Construction Manager                                                     4.3, 7.3.6, 7.3.7, 7.3.8,
                                                                                         9.3.1, 9.4.1, 9.4.3, 9.5.1
Decisions to Withhold Certification                                                              9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance,
  Rejection and Correction of                                                               2.3, 2.4, 3.5.1, 4.6.1,
                                                             4.6.10, 4.7.5, 9.5, 9.8.2, 9.9.1, 10.2.5, 12, 13.7.1.3
Defective Work, Definition of                                                                                 3.5.1
Definitions                                                         1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3,
                                              4.1.1, 4.2.1, 4.7.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time                                                              4.7.1, 4.7.8.1, 4.7.8.2,
                                                                               6.1.1, 6.2.3, 7.2.1, 7.3.1.3, 7.3.4,
                                                                  7.3.5, 7.3.8, 7.3.9, 8.1.1, 8.3, 10.3.1, 14.1.1.4
Disputes                                                                  4.7, 4.8, 4.9, 6.2.5, 6.3, 7.3.8, 9.3.1.2
Documents and Samples at the Site                                                                              3.11
Drawings, Definition of                                                                                       1.1.5
Drawings and Specifications, Use and
  Ownership of                                                                         1.1.1, 1.3, 2.2.5, 3.11, 5.3
Duty to Review Contract Documents
  and Field Conditions                                                                                          3.2
Effective Date of Insurance                                                                           8.2.2, 11.1.2
Emergencies                                                                                             4.7.7, 10.3
Employees, Contractor's                                                                  3.3.2., 3.4.2, 3.8.1, 3.9,
  the Work                                               8.18.1, 3.18.2, 4.6.6, 8.1.2, 10.2, 10.3, 11.1.1, 14.2.1.1
Equipment, Labor, Materials and                                                           1.1.3, 1.1.6, 3.4, 3.5.1,
                                                      3.8.2, 3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.6.12,
                                                                                                             6.2.1,
                                                          7.3.6, 9.3.2, 9.3.3, 11.3, 12.2.4, 14.1.2, 14.2.1, 14.2.2
Execution and Progress of the Work                                                                    1.2.3, 3.4.1,
                                                                          3.5.1, 4.6.5, 4.6.6, 4.7.4, 4.7.8, 6.2.2,
                                                                                7.1.3, 8.2, 8.3, 9.5, 9.9.1, 10.2.3
Execution, Correlation and Intent of the
  Contract Documents                                                                                     1.2, 3.7.1
Extensions of Time                                                               4.7.1, 4.7.8, 7.2.1.3, 8.3, 10.3.1
Failure of Payment by Contractor                                                                  9.5.1.3, 14.2.1.2
Failure of Payment by Owner                                                                      4.7.7, 9.7, 14.1.3
Faulty Work (See Defective or Nonconforming Work)
Final Completion and Final Payment                                                                   4.6.1, 4.6.16,
                                                           4.7.2, 4.7.5, 9.10, 11.1.2, 11.1.3, 11.3.5, 12.3.1, 13.7
Financial Arrangements, Owner's                                                                               2.2.1
Fire and Extended Coverage Insurance                                                       11.3.1.1, 11.3.5, 11.3.7
GENERAL PROVISIONS                                                                                                1
Governing Law                                                                                                  13.1
Guarantees (See Warranty and Warranties)
Hazardous Materials                                                                                    10.1, 10.2.4
Identification of Contract Documents                                                                          1.2.1
Identification of Subcontractors and Suppliers                                                                5.2.1
Indemnification                                                        3.17, 3.18, 9.10.2, 10.1.4, 11.3.1.2, 11.3.7
Information and Services Required of the Owner         2.1.2, 2.2, 4.7.4, 6.2.6, 9.3.2, 9.6.1, 9.6.4, 9.8.3, 9.9.2,
                                                                         9.10.3, 10.1.4, 11.2, 11.3, 13.5.1, 13.5.2
Injury or Damage to Person or Property                                                                        4.7.9
Inspections                                                              3.3.3, 3.3.4, 3.7.1, 4.6.5, 4.6.6, 4.6.16,
                                                                   4.7.6, 9.4.3, 9.8.2, 9.9.2, 9.10.1, 12.1.1, 13.5
Instructions to Bidders                                                                                       1.1.1
Instructions to the Contractor                                                3.8.1, 4.6.13, 5.2.1, 7, 12.1, 13.5.2
Insurance                                                    4.7.9, 6.1.1, 7.3.6.4, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 11
Insurance, Boiler and Machinery                                                                              11.3.2
Insurance, Contractor's Liability                                                                   11.1, 11.3.1.13
Insurance, Effective Date of                                                                          8.2.2, 11.1.2
Insurance, Loss of Use                                                                                       11.3.3
Insurance, Owner's Liability                                                                         11.2, 11.3.1.3
Insurance, Property                                                                                    10.2.5, 11.3
Insurance, Stored Materials                                                                         9.3.2, 11.3.1.4
INSURANCE AND BONDS                                                                                              11
Insurance Companies, Consent to Partial Occupancy                                                    9.9.1, 11.3.11
Insurance Companies, Settlement with                                                                        11.3.10
Intent of the Contract Documents                                 1.2.3, 3.12.4, 4.6.10, 4.6.12, 4.6.19, 4.6.20, 7.4
Interest                                                                                                       13.6
Interpretation                                                     1.2.5, 1.4, 1.5, 4.1.1, 4.7.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written                                                                      4.6.18, 4.6.19, 4.7.7
Joinder and Consolidation of Claims Required                                                                  4.9.5
Judgment on Final Award                                                                       4.9.1, 4.9.4.1, 4.9.7
Labor and Materials, Equipment                                                            1.1.3, 1.1.6, 3.4, 3.5.1,
                                                      3.8.2, 3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.6.12,
                                                         6.2.1, 7.3.6, 9.3.2, 9.3.3, 12.2.4, 14.1.2, 14.2.1, 14.2.2
Labor Disputes                                                                                                8.3.1


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #4

Laws and Regulations                                                      1.3, 3.6, 3.7, 3.13, 4.1.1, 4.9.5, 4.9.7,
                                                      9.9.1, 10.2.2, 11.1, 11.3, 13.1, 13.4.1, 13.5.1, 13.5.2, 13.6
Liens                                                                   2.1.2, 4.7.2, 4.7.5.1, 8.2.2, 9.3.3, 9.10.2
Limitation on Consolidation or Joinder                                                                        4.9.5
Limitations, Statutes of                                                                      4.9.4.2, 12.2.6, 13.7
Limitations of Authority                                          3.3.1, 4.6.12, 4.6.17, 5.2.2, 5.2.4, 7.4, 11.3.10
Limitations of Liability                                                  2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.11
                                                            3.17,3.18, 4.6.10, 4.6.12, 4.6.19, 6.2.2, 9.4.4, 9.6.4,
                                                     9.10.4, 10.1.4, 10.2.5, 11.1.2, 11.2.1, 11.3.7, 13.4.2, 13.5.2
Limitations of Time, General                                                     2.2.1, 2.2.4, 3.2.1, 3.7.3, 3.8.2,
                                                  3.10, 3.12.5, 3.15.1, 4.6.1, 4.6.12, 4.6.18, 4.7.2, 4.7.3, 4.7.4,
                                                  4.7.6, 4.7.9, 4.6.4.2, 5.2.1, 5.2.3, 6.2.4, 7.3.4, 7.4, 8.2, 9.2,
                                                             9.5, 9.6.2, 9.8, 9.10, 11.1.3, 11.3.1, 11.3.2, 11.3.5,
                                                                           11.3.6, 12.2.1, 12.2.2, 13.5, 13.7, 14.3
Limitations of Time, Specific                                                2.1.2, 2.2.1, 2.4, 3.10, 3.11, 3.15.1,
                                                  4.6.1, 4.6.18, 4.7, 4.8, 4.9, 5.3, 5.4, 7.3.5, 7.3.9, 8.2, 9.3.1,
                                                  9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6, 11.3.10,
                                                                11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14.1, 14.2.2
Loss of Use Insurance                                                                                       11.3.3.
Material Suppliers                                                                    1.3.1, 3.12.1, 4.6.7, 4.6.10,
                                                                    5.2.1 9.3.1, 9.3.1.2, 9.3.3, 9.4, 9.6.5, 9.10.4
Materials, Hazardous                                                                                   10.1, 10.2.4
Materials, Labor, Equipment and                                                         1.1.3, 1.1.6, 3.4.1, 3.5.1,
                                                      3.8.2, 3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.6.12,
                                                         6.2.1, 7.3.6, 9.3.2, 9.3.3, 12.2.4, 14.1.2, 14.2.1, 14.2.2
Means, Methods, Techniques, Sequences and
  Procedures of Construction                                                            3.3.1, 4.6.6, 4.6.12, 9.4.3
Minor Changes in the Work                                                            1.1.1, 4.6.13, 4.7.7, 7.1, 7.4
MISCELLANEOUS PROVISIONS                                                                                         13
Modifications, Definition of                                                                                  1.1.1
Modifications to the Contract                                                                  1.1.1, 1.1.2, 3.7.3,
                                                                           3.11, 4.1.2, 4.6.1, 5.2.3, 7, 8.3.1, 9.7
Mutual Responsibility                                                                                           6.2
Nonconforming Work, Acceptance of                                                                              12.3
Nonconforming Work, Rejection and Correction of                          2.3.1, 4.7.5.2, 9.5.2, 9.8.2, 12, 13.7.1.3
Notice                                                           2.3, 2.4, 3.2.1, 3.2.2, 3.7.3, 3.7.4, 3.9, 3.12.8,
                                                  3.12.9, 3.17, 4.7, 4.8.4, 4.9, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1,
                                                            9.5.1, 9.7, 9.10, 10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2,
                                                                                          12.2.4, 13.3, 13.5.2, 14,
Notice, Written                                                     2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.7, 4.8.4, 4.9,
                                                       5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10, 10.1.2,
                                                             10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Notice of Testing and Inspections                                                                    13.5.1, 13.5.2
Notice to Proceed                                                                                             8.2.2
Notices, Permits, Fees and                                                        2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Architect's On-Site                                                      4.6.5, 4.6.9, 4.6.10, 4.7.6,
                                                                                 9.4.4, 9.5.1, 9.10.1, 12.1.1, 13.5
Observations, Construction Manager's On-Site                                                          9.4.4, 12.1.1
Observations, Contractor's                                                                             1.2.2, 3.2.2
Occupancy                                                                                9.6.6, 9.8.1, 9.9, 11.3.11
On-Site Inspections by the Architect                                                          4.6.5, 4.6.16, 4.7.6,
                                                                                        9.4.4, 9.8.2, 9.9.2, 9.10.1
On-Site Observations by the Architect                               4.6.5, 4.6.9, 4.7.6, 9.4.4, 9.5.1, 9.10.1, 13.5
On-Site Observations by the Construction Manager                                                       9.4.4, 9.5.1
Orders, Written                                       2.3, 3.9, 4.7.7, 7, 8.2.2, 11.3.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER                                                                                                             2
Owner, Definition of                                                                                            2.1
Owner, Information and Services
  Required of the                                                                   2.1.2, 2.2, 4.6.2, 4.6.4, 6, 9,
                                                               10.1.4, 10.1.6, 11.2, 11.3, 13.5.1, 14.1.1.5, 14.1.3
Owner's Authority                                                                       3.8.1, 5.2.1, 5.2.4, 5.4.1,
                                                   7.3.1, 8.2.2, 9.3.1, 9.3.2, 11.4.1, 12.2.4, 13.5.2, 14.2, 14.3.1
Owner's Financial Capability                                                                        2.2.1, 14.1.1.5
Owner's Liability Insurance                                                                                    11.2
Owner's Loss of Use Insurance                                                                                11.3.3
Owner's Relationship with Subcontractors                                                 1.1.2, 5.2.1, 5.4.1, 9.6.4
Owner's Right to Carry Out the Work                                                           2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up                                                                                       6.3
Owner's Right to Perform Construction and to
  Award Separate Contracts                                                                                      6.1
Owner's Right to Stop the Work                                                                           2.3, 4.7.7
Owner's Right to Suspend the Work                                                                              14.3
Owner's Right to Terminate the Contract                                                                        14.2
Ownership and Use of Architect's Drawings,
  Specifications and Other Documents                                                                    1.1.1, 1.3,
                                                                                                         2.2.5, 5.3
Partial Occupancy or Use                                                                        9.6.6, 9.9, 11.3.11
Patching, Cutting and                                                                                   3.14, 6.2.6
Patents, Royalties and                                                                                         3.17
Payment, Applications for                                                       4.6.9, 9.2, 9.3, 9.4, 9.5.1, 9.8.3,
                                                                                     9.10.1, 9.10.3, 9.10.4, 14.2.4
Payment, Certificates for                                                           4.6.9, 4.6.16, 9.3.3, 9.4, 9.5,
                                                        9.6.1, 9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3,
                                                                                                             14.2.4
Payment, Failure of                                                 4.7.7, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2
Payment, Final                                                            4.6.1, 4.6.16, 4.7.2, 4.7.5, 9.10, 11.1.2
                                                                                             11.1.3, 11.3.5, 12.3.1
Payment Bond, Performance
  Bond and                                                                            7.3.6.4, 9.10.3, 11.3.9, 11.4
Payments, Progress                                                     4.7.4, 9.3, 9.6, 9.8.3, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION                                                                                       9, 14
Payments to Subcontractors                                                                   5.4.2, 9.5.1.3, 9.6.2,
                                                                                     9.6.3, 9.6.4, 11.3.8, 14.2.1.2
PCB                                                                                          10.1.2, 10.1.3, 10.1.4
Performance Bond and Payment Bond                                                     7.3.6.4, 9.10.3, 11.3.9, 11.4
Permits, Fees and Notices                                                         2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF                                                                              10
Polychlorinated Biphenyl                                                                     10.1.2, 10.1.3, 10.1.4
Product Data, Definition of                                                                                  3.12.2
Product Data and Samples, Shop Drawings                                                           3.11, 3.12, 4.2.7
Progress and Completion                                                                             4.6.5, 4.7, 8.2
Progress Payments                                                      4.7.4, 9.3, 9.6, 9.8.3, 9.10.3, 13.6, 14.2.3
Project, Definition of the                                                                                    1.1.4
Project Manual, Definition of the                                                                             1.1.7
Project Manuals                                                                                               2.2.5


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #5

Project Representatives                                                                                      4.6.17
Property Insurance                                                                                     10.2.5, 11.3
PROTECTION OF PERSONS AND PROPERTY                                                                               10
Regulations and Laws                                                              1.3, 3.6, 3.7, 3.13, 4.1.1, 4.9.7
                                                           10.2.2, 11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work                                                                              3.5.1, 4.6.10, 12.2.
Releases of Waivers and Liens                                                                                9.10.2
Representations                                                          1.2.2, 3.5.1, 3.12.7, 6.2.2, 8.2.1, 9.3.3,
                                                                                        9.4.3, 9.5.1, 9.8.2, 9.10.1
Representatives                                                                           2.1.1, 3.1.1, 3.9, 4.1.1,
                                                                                4.6.1, 4.6.17, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes                                                                          4.8, 4.9
Responsibility for Those Performing the Work                                                  3.3.2, 4.6.6, 6.2, 10
Retainage                                                                9.3.1, 9.6.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field
  Conditions by Contractor                                                                1.2.2, 3.2, 3.7.3, 3.12.7
Review of Contractor's Submittals by
  Owner, Construction Manager and Architect    3.10.1, 3.10.3, 3.11, 3.12, 4.6.12, 4.6.16, 5.2.1, 5.2.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data
  and Samples by Contractor                                                                                  3.12.5
Rights and Remedies                                                         1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.6.10,
                                                       4.7.6, 4.9, 5.3, 6.1, 6.3, 7.3.1, 8.3.1, 9.5.1, 9.7, 10.2.5,
                                                                                     10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties and Patents                                                                                          3.17
Rules and Notices for Arbitration                                                                             4.9.2
Safety of Persons and Property                                                                                 10.2
Safety Precautions and Programs                                                                 4.6.6, 4.6.12, 10.1
Samples, Definition of                                                                                       3.12.3
Samples, Shop Drawings, Product
  Data and                                                                                       3.11, 3.12, 4.6.12
Samples at the Site, Documents and                                                                             3.11
Schedule of Values                                                                                       9.2, 9.3.1
Schedules, Construction                                                                                        3.10
Separate Contracts and Contractors                                                                            1.1.4
Shop Drawings, Definition of                                                                                 3.12.1
Shop Drawings, Product Data
  and Samples                                                                    3.11, 3.12, 4.6.11, 4.6.12, 4.6.15
Site, Use of                                                                                     3.13, 6.1.1, 6.2.1
Site Inspections                                            1.2.2, 3.3.4, 4.6.5, 4.6.16, 4.7.6, 9.8.2, 9.10.1, 13.5
Site Visits, Architect's                                                                       4.6.5, 4.6.9, 4.7.6,
                                                                             9.4, 9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing                                                                4.6.10, 12.2.1, 13.5
Specifications, Definition of the                                                                             1.1.6
SpecIfications, The                                                           1.1.1, 1.1.6, 1.1.7, 1.2.4, 1.3, 3.11
Statute of Limitations                                                                        4.9.4.2, 12.2.6, 13.7
Stopping the Work                                                               2.3, 4.7.7, 9.7, 10.1.2, 10.3, 14.1
Stored Materials                                                           6.2.1, 9.3.2, 10.2.1.2, 11.3.1.4, 12.2.4
Subcontractor, Definition of                                                                                  5.1.1
SUBCONTRACTORS                                                                                                    5
Subcontractors, Work by                                               1.2.4, 3.3.2, 3.12.1, 4.6.6, 4.6.10, 5.3, 5.4
Subcontractual Relations                                                                  5.3, 5.4, 9.3.1.2, 9.6.2,
                                                     9.6.3, 9.6.4, 10.2.1, 11.3.7, 11.3.8, 14.1.1, 14.2.1.2, 14.1.3

Submittals                                                             1.3, 3.2.3, 3.10, 3.11, 3.12, 4.6.12, 5.2.1,
                                                     5.2.3, 7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of                                                                       6.1.1, 11.3.5, 11.3.7
Substantial Completion                                                                        4.6.16, 8.1.1, 8.1.3,
                                                                                 8.2.3, 9.9.1, 12.2.1, 12.2.2, 13.7
Substantial Completion, Definition of                                                                         9.8.1
Substitution of Subcontractors                                                                         5.2.3, 5.2.4
Substitution of Architect                                                                                       4.4
Substitution of Construction Manager                                                                            4.4
Substitutions of Materials                                                                                    3.5.1
Sub-subcontractor, Definition of                                                                              5.1.2
Subsurface Conditions                                                                                         4.7.6
Successors and Assigns                                                                                         13.2
Superintendent                                                                                          3.9, 10.2.6
Supervision and Construction Procedures                                                                 1.2.4, 3.3,
                                                      3.4, 4.6.6, 4.7.4, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 10,12, 14
Surety                                                                4.8.1, 4.8.4, 5.4.1.2, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of                                                                                   9.10.2, 9.10.3
Surveys                                                                                               2.2.2, 3.18.3
Suspension by the Owner for Convenience                                                                        14.3
Suspension of the Work                                                                 4.7.7, 5.4.2, 14.1.1.4, 14.3
Suspension or Termination of the Contract                                                        4.7.7, 5.4.1.1, 14
Taxes                                                                                                  3.6, 7.3.6.4
Termination by the Contractor                                                                                  14.1
Termination by the Owner for Cause                                                                    5.4.1.1, 14.2
Termination of the Architect                                                                                    4.4
Termination of the Construction Manager                                                                         4.4
Termination of the Contractor                                                                                14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT                                                                        14
Tests and Inspections                                                    3.3.3, 4.6.10, 4.6.16, 9.4.3, 12.2.1, 13.5
TIME                                                                                                              8
Time, Delays and Extensions of                                                                    4.7.8, 7.2.1, 8.3
Time Limits, Specific                                                                      2.1.2, 2.2.1, 2.4, 3.10,
                                                 4.6.18, 4.7, 4.8.1, 4.8.3, 4.8.4, 4.9.1, 4.9.4.1, 5.3, 5.4, 7.3.5,
                                                   7.3.9, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2,
                                                 11.1.3, 11.3.6, 11.3.10, 11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
Time Limits on Claims                                                          4.7.2, 4.7.3, 4.7.6, 4.7.9, 4.8, 4.9
Title to Work                                                                                          9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK                                                                                12
Uncovering of Work                                                                                             12.1
Unforeseen Conditions                                                                            4.7.6, 8.3.1, 10.1
Unit Prices                                                                                          7.1.4, 7.3.3.2
Use of Documents                                                                     1.1.1, 1.3, 2.2.5, 3.12.7, 5.3
Use of Site                                                                                      3.13, 6.1.1, 6.2.1
Values, Schedule of                                                                                      9.2, 9.3.1
Waiver of Claims: Final Payment                                                                4.7.5, 4.9.1, 9.10.3
Waiver of Claims by the Architect                                                                            13.4.2
Waiver of Claims by the Contractor                                                           9.10.4, 11.3.7, 13.4.2
Waiver of Claims by the Owner                                                                  4.7.5, 4.9.1, 9.9.3,
                                                                             9.10.3, 11.3.3, 11.3.5, 11.3.7, 13.4.2
Waiver of Liens                                                                                              9.10.2
Waivers of Subrogation                                                                        6.1.1, 11.3.5, 11.3.7
Warranty and Warranties                                                                          3.5, 4.6.16, 4.7.5
                                                                              9.3.3, 9.8.2, 9.9.1, 12.2.2, 13.7.1.3
Weather Delays                                                                                              4.7.8.2
When Arbitration May Be Demanded                                                                              4.9.4
Work, Definition of                                                                                           1.1.3


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #6

Written Consent                                                                       1.3.1, 3.12.8, 3.14.2, 4.7.4,
                                                         4.9.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3
                                                                            11.3.1, 11.3.1.4, 11.3.11, 13.2, 13.4.2
Written Interpretations                                                                       4.6.18, 4.6.19, 4.7.7
Written Notice                                                  2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.7.1, 4.7.6, 4.7.9,
                                                       4.8.4, 4.9.4.1, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4, 9.5.1, 9.7,
                                                                9.10, 10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4,
                                                                                                   13.3, 13.5.2, 14
Written Orders                                                                                     2.3, 3.9, 4.7.7,
                                                                          8.2.2, 11.3.9, 12.1, 12.2, 13.5.2, 14.3.1












--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #7

--------------------------------------------------------------------------------
              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION
--------------------------------------------------------------------------------

                                   ARTICLE I
                               GENERAL PROVISIONS

1.1      BASIC DEFINITIONS

1.1.1    THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Construction Manager (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order,
(3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of addenda relating to bidding requirements).

1.1.2    THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and a Subcontractor or Sub-subcontractor,
(2) (3) between the Architect and Construction Manager, (4) between the Owner and a Subcontractor or Sub-subcontractor or (5) between any persons or entities other than the Owner and Construction Manager. The Construction Manager and Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of their duties.

1.1.3    THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the - Subcontractors to fulfill the Subcontractors' obligations. The Work may constitute the whole or a part of the Project.

1.1.4    THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by other Contractors and by the Owner's own forces including persons or entities under separate contracts not administered by the Construction Manager.

1.1.5    THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6    THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction systems, standards and workmanship for the Work, and performance of related services.

1.1.7    THE PROJECT MANUAL

The Project Manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

1.2      EXECUTION, CORRELATION AND INTENT

1.2.1 The Contract Documents shall be signed by the Owner and Construction Manager as provided in the Agreement. If either the Owner or Construction Manager or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

1.2.2 Execution of the Contract by the Construction Manager is a representation that the Construction Manager has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #8 of the Work by under the supervision and direction of the Construction Manager. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by a Subcontractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Construction Manager in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.5 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.3      OWNERSHIP AND USE OF ARCHITECTS DRAWINGS, SPECIFICATIONS AND OTHER
         DOCUMENTS

1.3.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Subcontractor's and supervised by the Construction Manager is described. The Construction Manager may retain one contract record set. Neither a Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Construction Manager, are for use solely with respect to this Project. They are not to be used by the Construction Manager or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner and Architect. The Construction Manager, Subcontractors, Sub-Subcontractors, and material or equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of the Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's copyright or other reserved rights.

1.4      CAPITALIZATION

1.4.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

1.5      INTERPRETATION

1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.


                                   ARTICLE 2
                                     OWNER

2.1      DEFINITION

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's authorized representative.

2.1.2 The Owner upon reasonable written request shall furnish to the Construction Manager in writing information which is necessary and relevant for the Construction Manager evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein at the time of execution of the Agreement and, within five days after any change, information of such change in title, recorded or unrecorded.

2.2      INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 The Owner shall, at the request of the Construction Manager, prior to execution of the Agreement



--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #9 and promptly from time to time thereafter, furnish to the Construction Manager reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. [Note: Unless such reasonable evidence were furnished on request prior to the execution of the Agreement, the prospective contractor would not be required to execute the Agreement or to commence the Work.]

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

2.2.3 Except for permits and fees which are the responsibility of the Subcontractors under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities. The Owner, through the Construction Manager, shall secure and pay for the building permit.

2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

2.2.5 The Construction Manager will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

2.2.6 The Owner shall forward all communications to the Subcontractors through the Construction Manager and shall contemporaneously provide the same communications to the Architect.

2.2.7 The foregoing are in addition to other duties and responsibilities of the Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Other Contractors), Article 9 (Payments and Completion) and Article 11 (Insurance and Bonds).

2.3      OWNER'S RIGHT TO STOP THE WORK

2.3.1 If a Subcontractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner or the Construction Manager, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Subcontractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner or the Construction Manager to stop the Work shall not give rise to a duty on the part of the Owner or Construction Manager to exercise this right for the benefit of the Subcontractor or any other person or entity.


2.4      OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If a Subcontractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner or the Construction Manager to commence and continue correction of such default or neglect with diligence and promptness, the Owner or the Construction Manager may after such seven-day period give the Subcontractor a second written notice to correct such deficiencies within a second seven-day period. If the Subcontractor within such second seven-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner or the Construction Manager may, without prejudice to other remedies the Owner or Construction Manager may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Subcontractor the cost of correcting such deficiencies, including compensation for the Construction Manager's and Architect's and their respective consultants' additional services and expenses made necessary by such default, neglect or failure. Subcontractor If payments then or thereafter due the Subcontractor are not sufficient to cover such amounts, the Subcontractor shall pay the difference to the Owner.


                                   ARTICLE 3
                                   CONTRACTOR

3.1      DEFINITION

3.1.1 The Construction Manager is the person or entity identified as such in the Agreement and is referred to throughout this Agreement as if singular in number. The term "Contractor" means the Subcontractor or the Subcontractor's authorized representative.

3.1.2 The plural term "Contractors" refers to persons, Subcontractors or entities who perform construction under


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #10

Conditions of the Contract that are administered by the Construction Manager, and that are identical or substantially similar to these Conditions.

3.2      REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

3.2.1 The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Subparagraph 2.2.2 and shall at once report to the Construction Manager and Architect errors, inconsistencies or omissions discovered. The Contractor shall not be liable to the Owner, Construction Manager or Architect for damage resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized such error, inconsistency or omission and knowingly failed to report it to the Construction Manager and Architect. If the Contractor performs any construction activity knowing it involves a recognized error, inconsistency or omission in the Contract Documents without such notice to the Construction Manager and Architect, the- Contractor shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for correction.

3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Construction Manager and Architect at once.

3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to Paragraph 3.12.

3.3      SUPERVISION AND CONSTRUCTION PROCEDURES

3.3.1 The Construction Manager shall supervise and direct the Work, using the Construction Manager's best skill and attention. The Construction Manager shall have made it's best efforts to ensure that reasonable construction means, methods, techniques, sequences and procedures have been undertaken by each Contractor in connection with the Work. The Construction Manager shall Schedule and coordinate the sequence of construction in accordance with the Contract Documents and the latest Project construction schedule.

3.3.2 The Contractor shall be responsible to the Owner and the Construction Manager for acts and omissions of the Contractor's employees, and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor.

3.3.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Construction Manager or Architect in their administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

3.3.4 The Contractor shall inspect portions of the Project related to the Contractor's Work in order to determine that such portions are in proper condition to receive subsequent Work.

3.4      LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Construction Manager shall provide and the Owner shall pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.4.2 The Construction Manager shall enforce strict discipline and good order among the Construction Manager's employees and other persons carrying out the Contract. The Construction Manager shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

3.5      WARRANTY

3.5.1 The Construction Manager shall cause Subcontractors to warrant to the Owner, Construction Manager and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #11 insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required by the Construction Manager or Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

3.6      TAXES

3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

3.7      PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Owner shall secure and pay for the building permit and the Contractor shall secure and pay for all other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules and regulations and lawful orders of public authorities bearing on performance of the Work.

3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Construction Manager, Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Construction Manager, Architect and Owner, the Contractor shall assume full responsibility for such Work and shall bear the attributable costs.

3.8      ALLOWANCES

3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities against which the Contractor makes reasonable objection.


3.8.2 Unless otherwise provided in the Contract Documents:

         .1 materials and equipment under an allowance shall be selected promptly by the Owner to avoid delay in the Work;

         .2 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

         .3 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the allowances;

         .4 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.2 and (2) changes in Contractor's costs under Clause 3.8.2.3.

3.9      SUPERINTENDENT

3.9.1 The Construction Manager shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Construction Manager, and communications given to the superintendent shall be as binding as if given to the Construction Manager. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

3.10     CONTRACTOR'S CONSTRUCTION SCHEDULE

3.10.1 The Construction Manager, as soon as possible, shall prepare and submit for the Owner's and Architect's information a Construction Schedule for the Work. Such schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project construction schedule to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #12

3.10.2 The Contractor, as they are known, shall cooperate with the Construction Manager in scheduling and performing the Contractor's Work to avoid conflict, delay in or interference with the Work of other Contractors or the construction or operations of the Owner's own forces.

3.10.3 The Contractor shall prepare and keep current, for the Construction Manager's and Architect's approval, a schedule of submittals which is coordinated with the Contractor's Construction Schedule and allows the Construction Manager and Architect reasonable time to review submittals.

3.10.4 The Contractor shall conform to the most recent schedules.

3.11     DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Contractor(s) and the Construction Manager shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These documents, as assembled by the Contractor(s), shall be available to the Construction Manager and Architect and shall be delivered to the Construction Manager for incorporation into a concise submittal to the Owner upon completion of the Work.

3.12     SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.6.12.

3.12.5 The Contractor shall review, approve and submit to the Construction Manager, in accordance with the schedule and sequence approved by the Construction Manager, Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents. The Contractor shall cooperate with the Construction Manager in the coordination of the Contractor's Shop Drawings, Product Data, Samples and similar submittals with related documents submitted by other Contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Construction Manager and Architect. Such Work shall be in accordance with approved submittals.

3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Construction Manager's and Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Construction Manager and Architect in writing of such deviation at the time of submittal and the Construction Manager and Architect have given written approval to the specific deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Construction Manager's and Architect's approval thereof.

3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Construction Manager and Architect on previous submittals.


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #13

3.12.10 Informational submittals upon which the Construction Manager and Architect are not expected to take responsive action may be so identified in the Contract Documents.

3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Construction Manager and Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

3.13     USE OF SITE

3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

3.13.2 The Contractor shall coordinate the Contractor's operations with, and secure the approval of, the Construction Manager before using any portion of the site.

3.14     CUTTING AND PATCHING

3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner's own forces or of other Contractors by cutting, patching, excavating or otherwise altering such construction. The Contractor shall not cut or otherwise alter such construction by other Contractors or by the Owner's own forces except with written consent of the Construction Manager, Owner and such other Contractors; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the other Contractors or the Owner the Contractor's consent to cutting or otherwise altering the Work.

13.15    CLEANING UP

13.15.1 The Contractor in conjunction with the Construction Manager shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. The Construction Manager shall provide, at the Owner's expense, trash dumpsters which shall be located on the site. These dumpsters shall be used for placement of trash and other debri by the Contractors. At completion of the Work the Contractor shall remove from and about the Project their waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

3.15.2 If a Contractor fails to clean up as provided in the Contract Documents, the Construction Manager may do so with the Owner's approval and the cost thereof shall be charged to the Contractor.

3.16     ACCESS TO WORK

3.16.1 The Contractor shall provide the Owner, Construction Manager and Architect access to the Work in preparation and progress wherever located.

3.17     ROYALTIES AND PATENTS

3.17.1 A Contractor shall pay all royalties and license fees associated with his Work. A Contractor shall defend suits or claims for infringement of patent rights on Work performed or materials furnished by said Contractor and shall hold the Owner, Construction Manager and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

3.18     INDEMNIFICATION

3.18.1 To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner, Construction Manager, Architect, Construction Manager's and Architect's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Contractor's Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Contractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

3.18.2 In claims against any person or entity indemnified under this Paragraph
3.18 by an employee of the Contractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the


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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #14 indemnification obligation under this Paragraph 3.18 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or under workers' compensation acts, disability benefit acts or other employee benefit acts.

3.18.3 The obligations of the Contractor under this Paragraph 3.18 shall not extend to the liability of the Construction Manager, Architect, their consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Construction Manager, Architect, their consultants, and agents and employees of any of them provided such giving or failure to give is the primary cause of the injury or damage.

                                   ARTICLE 4
                         ADMINISTRATION OF THE CONTRACT

4.1      ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

4.2      CONSTRUCTION MANAGER

4.2.1 The Construction Manager is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Construction Manager" means the Construction Manager or the Construction Manager's authorized representative.

4.3 Duties, responsibilities and limitations of authority of the Construction Manager and Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Construction Manager, Architect and Contractor. Consent shall not be unreasonably withheld.

4.4 In case of termination of employment of the Construction Manager or Architect, the Owner shall appoint a construction manager or architect against whom the Contractor makes no reasonable objection and whose status under the Contract Documents shall be that of the former construction manager or architect, respectively.

4.5

4.6      ADMINISTRATION OF THE CONTRACT

4.6.1 The Construction Manager and Architect will provide administration of the Contract as described in the Contract Documents, and will be the Owner's representatives (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the correction period described in Paragraph 12.2. The Construction Manager and Architect will advise and consult with the Owner and will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified by written instrument in accordance with other provisions of the Contract.

4.6.2 The Construction Manager will determine in general that the Work is being performed in accordance with the requirements of the Contract Documents, will keep the Owner informed of the progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work.

4.6.3 The Construction Manager will provide for coordination of the activities of other Contractors and of the Owner's own forces with the Work of the Contractor, who shall cooperate with them. A Contractor shall participate with other Contractors and the Construction Manager and Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall constitute the schedules to be used by the Contractor, other Contractors, the Construction Manager and the Owner until subsequently revised.

4.6.4 The Construction Manager will schedule and coordinate the activities of the Contractors in accordance with the latest approved Project construction schedule.

4.6.5 The Architect will visit the site at intervals appropriate to the stage of construction to become generally familiar with the progress and quality of the completed Work and to determine in general if the Work is being performed in a manner indicating that the Work, when completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check quality or quantity of the Work. On the basis of on-site observations as an architect, the Architect will keep the Owner informed of progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work.

4.6.6    The Construction Manager,


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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #15 with respect to each Contractor's own Work, shall have made its best effort to ensure that reasonable construction means, methods, techniques, sequences, procedures, and safety precautions and programs have been undertaken by each of the Contractors in connection with the Work. The Construction Manager will not be monetarily responsible for a Contractor's failure to carry out the Work in accordance with the Contract Documents. The Construction Manager shall, however, use its best efforts to ensure each Contractor does carry out the Work in accordance with the respective Contract Documents. The Architect will not have control over or charge of or be responsible for acts or omissions of a Contractor, or their agents or employees, or of any other persons performing portions of the Work.

4.6.7 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner shall communicate through the Construction Manager, and shall contemporaneously provide the same communications to the Architect. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Construction Manager. Communications by and with other Contractors shall be through the Construction Manager and shall be contemporaneously provided to the Architect.

4.6.8 The Construction Manager will review and certify all Applications for Payment by the Contractors, including final payment. The Construction Manager will assemble each of the Contractor's Applications for Payment with similar Applications from other Contractors into a Project Application and Project Certificate for Payment. After reviewing and certifying the amounts due the Contractors, the Construction Manager will submit the Project Application and Project Certificate for Payment, along with the applicable Contractors' Applications and Certificates for Payment, to the Architect.

4.6.9 Based on the Architect's observations and evaluations of Contractors' Applications for Payment, and the certifications of the Construction Manager, the Architect will review and certify the amounts due the Contractors and will issue a Project Certificate for Payment.

4.6.10 The Architect will have authority to reject Work which does not conform to the Contract Documents, and to require additional inspection or testing, in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed, but will take such action only after notifying the Construction Manager. Subject to review by the Architect, the Construction Manager will have the authority to reject Work which does not conform to the Contract Documents. Whenever the Construction Manager considers it necessary or advisable for implementation of the intent of the Contract Documents, the Construction Manager will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. The foregoing authority of the Construction Manager will be subject to the provisions of Subparagraphs 4.6.18 through 4.6.20 inclusive, with respect to interpretations and decisions of the Architect. However, neither the Architect's nor the Construction Manager's authority to act under this Subparagraph 4.6.10 nor a decision made by either of them in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect or the Construction Manager to a Contractor, material and equipment suppliers, their agents or employees, or other persons performing any of the Work.

4.6.11 The Construction Manager will receive from the Contractor and review and approve all Shop Drawings, Product Data and Samples, coordinate them with information received from other Contractors, and transmit to the Architect those recommended for approval. The Construction Manager's actions will be taken with such reasonable promptness as to cause no delay in the Work of the Contractor or in the activities of other Contractors, the Owner, or the Architect.

4.6.12 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work of the Contractor or in the activities of the other Contractors, the Owner, or the Construction Manager, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #16 precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

4.6.13 The Construction Manager will prepare Change Orders and Construction Change Directives.

4.6.14 Following consultation with the Construction Manager, the Architect will take appropriate action on Change Orders or Construction Change Directives in accordance with Article 7 and will have authority to order minor changes in the Work as provided in Paragraph 7.4.

4.6.15 The Construction Manager will maintain at the site for the Owner one record copy of all Contracts, Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record all changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These will be available to the Architect and the Contractor, and will be delivered to the Owner upon completion of the Project.

4.6.16 The Construction Manager will assist the Architect in conducting inspections to determine the dates of Substantial Completion and final completion, and will receive and forward to the Architect written warranties and related documents required by the Contract and assembled by the Contractor(s). The Construction Manager will forward to the Architect a final Project. Application and Project Certificate for Payment upon compliance with the requirements of the Contract Documents.

4.6.17 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

4.6.18 The Architect will interpret and decide matters concerning performance under and requirements of the Contract Documents on written request of the Construction Manager, Owner or a Contractor. The Architect's response to such requests will be made with reasonable promptness and within any time limits agreed upon. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.6, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

4.6.19 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

4.6.20 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

4.7      CLAIMS AND DISPUTES

4.7.1 DEFINITION. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

4.7.2 DECISION OF ARCHITECT. Claims, including those alleging an error or omission by the Construction Manager or Architect, shall be referred initially to the Architect for action as provided in Paragraph 4.8. A decision by the Architect, as provided in Subparagraph 4.8.4, shall be required as a condition precedent to litigation of a Claim between a Contractor and Owner as to all such matters arising prior to the date final payment is due, regardless of (1) whether such matters relate to execution and progress of the Work or (2) the extent to which the Work has been completed. The decision by the Architect in response to a Claim shall not be a condition precedent to litigation in the event (1) the position of Architect is vacant, (2) the Architect has not received evidence or has failed to render a decision within agreed time limits,
(3) the Architect has failed to take action required under Subparagraph 4.8.4 within 30 days after the Claim is made, (4) 45 days have passed after the Claim has been referred to the Architect or (5) the Claim relates to a mechanic's lien.

4.7.3 TIME LIMITS ON CLAIMS. Claims by either party must be made within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be made by written notice. An additional Claim made after the initial Claim has been implemented by Change Order will not be considered unless submitted in a timely manner.


--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #17

4.7.4 CONTINUING CONTRACT PERFORMANCE. Pending final resolution of a Claim, unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

4.7.5 WAIVER OF CLAIMS: FINAL PAYMENT. The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

         .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

         .2 failure of the Work to comply with the requirements of the Contract Documents; or

         .3       terms of special warranties required by the Contract
                  Documents.

4.7.6 CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the Owner and a Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Paragraph 4.8.

4.7.7 CLAIMS FOR ADDITIONAL COST. If a Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph
10.3. If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect,
(2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with the procedure established herein.

4.7.8    CLAIMS FOR ADDITIONAL TIME.

4.7.8.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

4.7.8.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time and could not have been reasonably anticipated, and that weather conditions had an adverse effect on the scheduled construction.

4.7.9 INJURY OR DAMAGE TO PERSON OR PROPERTY. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional cost or time related to this Claim is to be asserted, it shall be filed as provided in Subparagraphs 4.7.7 or 4.7.8.

4.8      RESOLUTION OF CLAIMS AND DISPUTES

4.8.1 The Architect will review Claims and take one or more of the following preliminary actions within ten days of receipt of a Claim: (1) request additional supporting data from the claimant, (2) submit a schedule to the parties indicating when the Architect expects to take action, (3) reject the Claim in whole or in part, stating reasons for rejection, (4) recommend approval of the Claim by the other party or (5) suggest a compromise. The Architect may also, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim.

4.8.2    If a Claim has been resolved, the Architect will



--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #18 prepare or obtain appropriate documentation.

4.8.3 If a Claim has not been resolved, the party making the Claim shall, within ten days after the Architect's preliminary response, take one or more of the following actions: (1) submit additional supporting data requested by the Architect, (2) modify the initial Claim or (3) notify the Architect that the initial Claim stands.

4.8.4 If a Claim has not been resolved after consideration of the foregoing and of further evidence presented by the parties or requested by the Architect, the Architect will notify the parties in writing that the Architect's decision will be made within seven days, which decision shall be final and binding on the parties. Upon expiration of such time period, the Architect will render to the parties the Architect's written decision relative to the Claim, including any change in the Contract Sum or Contract Time or both. If there is a surety and there appears to be a possibility of a Contractor's default, the Architect may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.






--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #19

                                   ARTICLE 5
                                 SUBCONTRACTORS

5.1      DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Contractor, a Subcontractor or an authorized representative of the Contractor or the Subcontractor. The terms "Contractor" and "Subcontractor" are synonymous with each other.

5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2      AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Construction Manager for review by the Owner, Construction Manager and Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed as a Sub-subcontractor, if any, for each principal portion of the Contractor's Work. The Construction Manager will promptly reply to the Contractor in writing stating whether or not the Owner, Construction Manager or Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Construction Manager to reply promptly shall constitute notice of no reasonable objection.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner, Construction Manager or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

5.2.3 If the Owner, Construction Manager or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner, Construction Manager or Architect has no reasonable objection. The Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and an appropriate Change Order shall be issued. However, no increase in the Contract Sum shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

5.2.4 The Construction Manager shall not change a Subcontractor, person or entity previously selected if the Owner, or Architect makes reasonable objection to such change.

5.3      SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate agreement, written where legally required for validity, the Construction Manager shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Construction Manager by terms of the Contract Documents, and to assume toward the Construction Manager all the obligations and responsibilities which the Construction Manager, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner, Construction Manager and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Owner that the Construction Manager, by the Contract Documents, has against the Owner. Where appropriate, the



--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

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on 9/30/1998 - Page #20

Construction Manager shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor Construction Manager shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

5.4      CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Construction Manager to the Owner provided that:

         .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

         .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 If the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

                                   ARTICLE 6
                          CONSTRUCTION BY OWNER OR BY
                               OTHER CONTRACTORS

6.1 OWNER'S RIGHT TO PERFORM CONSTRUCTION WITH OWN FORCES AND TO AWARD OTHER CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, which include persons or entities under separate contracts not administered by the Construction Manager. The Owner further reserves the right to award other contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.

6.1.2 When the Owner performs construction or operations with the Owner's own forces including persons or entities under separate contracts not administered by the Construction Manager, the Owner shall provide for coordination of such forces with the Work of the Contractor, who shall cooperate with them.

6.1.3 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractors under the Conditions of the Contract, including, without excluding others, those stated in this Article 6 and in Articles 3, 10, 11 and 12.

6.2      MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner's own forces, Construction Manager and other Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner's own forces or other Contractors, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Construction Manager and Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's own forces or other Contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed construction or partially completed construction or to property of the Owner or other Contractors as provided in Subparagraph 10.2.5.

6.2.5 Claims and other disputes and matters in question between the Contractor and other Contractors shall be subject




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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #21 to the provisions of Paragraph 4.7 provided the other Contractors have reciprocal obligations.

6.2.6 The Owner and other Contractors shall have the same responsibilities for cutting and patching as are described for the Contractor in Paragraph 3.14.

6.3      OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among a Contractor, other Contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish as described in Paragraph 3.15, the Owner may clean up and allocate the cost among those responsible as the Construction Manager, in consultation with the Architect, determines to be just.


                                   ARTICLE 7
                              CHANGES IN THE WORK

7.1      CHANGES

7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon agreement among the Owner, Construction Manager, Architect and Contractor; a Construction Change Directive requires agreement by the Owner, Construction Manager and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

7.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

7.2      CHANGE ORDERS

7.2.1 A Change Order is a written instrument prepared by the Construction Manager and signed by the Owner, Construction Manager, Architect and Contractor, stating their agreement upon all of the following:

         .1       a change in the Work;

         .2       the amount of the adjustment in the Contract Sum, if any; and

         .3       the extent of the adjustment in the Contract Time, if any.

7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

7.3      CONSTRUCTION CHANGE DIRECTIVES

7.3.1 A Construction Change Directive is a written order prepared by the Construction Manager and signed by the Owner, Construction Manager and Architect, directing a change in the Work and stating a proposed basis for adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

         .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

         .2 unit prices stated in the Contract Documents or subsequently agreed upon;

         .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

         .4       as provided in Subparagraph 7.3.6.

7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Construction Manager and Architect of the Contractor's agreement or disagreement with



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #22 the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Construction Manager on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Construction Manager may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph
7.3.6 shall be limited to the following:

         .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers compensation insurance;

         .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

         .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

         .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

         .5 additional costs of supervision and field office personnel directly attributable to the change.

7.3.7 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Construction Manager. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

7.3.8 If the Owner and Contractor do not agree with the adjustment in Contract Time or the method for determining it, the adjustment or the method shall be referred to the Construction Manager for determination.

7.3.9 When the Owner and Contractor agree with the determination made by the Construction Manager concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately issued through the Construction Manager and shall be recorded by preparation and execution of an appropriate Change Order.

7.4      MINOR CHANGES IN THE WORK

7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order issued through the Construction Manager and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

                                   ARTICLE 8
                                      TIME

8.1      DEFINITIONS

8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2      PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #23

Contractor confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall ensure that his actions shall cause Substantial Completion within the Contract Time to be achieved.

8.3      DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in progress of the Work by an act or neglect of the Owner's own forces, Construction Manager, Architect, any of the other Contractors or an employee of any of them, or by changes ordered in the Work, or by labor disputes, fife, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner or by other causes which the Architect, based on the recommendation of the Construction Manager, determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.7.


                                   ARTICLE 9
                            PAYMENTS AND COMPLETION

9.1      CONTRACT SUM

9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner, through the Construction Manager, to the Contractor for performance of the Work under the Contract Documents.

9.2      SCHEDULE OF VALUES

9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect, through the Construction Manager, a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Construction Manager and Architect may require. This schedule, unless objected to by the Construction Manager or Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

9.3      APPLICATIONS FOR PAYMENT

9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Construction Manager an itemized Application for Payment for Work completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner, Construction Manager or Architect may require, such as copies of requisitions from Sub-subcontractors and material suppliers, and reflecting retainage if provided for elsewhere in the Contract Documents.

9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

9.3.1.2 Such applications may not include requests for payment of amounts the Contractor does not intend to pay to a Sub-subcontractor or material supplier because of a dispute or other reason.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #24

Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

9.4      CERTIFICATES FOR PAYMENT

9.4.1 The Construction Manager will assemble a Project Application for Payment by combining the Contractor's applications with similar applications for progress payments from other Contractors and, after certifying the amounts due on such applications, forward them to the Architect within seven days.

9.4.2 Within seven days after the Architect's receipt of the Project Application for Payment, the Construction Manager and Architect will either issue to the Owner a Project Certificate for Payment, for such amount as the Construction Manager and Architect determine is properly due, or notify the Contractor and Owner in writing of the Construction Manager's and Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1. Such notification will be forwarded to the Contractor by the Construction Manager.

9.4.3 The issuance of a separate Certificate for Payment or a Project Certificate for Payment will constitute representations made separately by the Construction Manager and Architect to the Owner, based on their individual observations at the site and the data comprising the Application for Payment submitted by the Contractor, that the Work has progressed to the point indicated and that, to the best of the Construction Manager's and Architect's knowledge, information and belief, quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Construction Manager or Architect. The issuance of a separate Certificate for Payment or a Project Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a separate Certificate for Payment or a Project Certificate for Payment shall be a representation that the Construction Manager has made it's best efforts (1) to perform on-site inspections to check the quality or quantity of the Work, (2) to review the Contractor's construction means, methods, techniques, sequences or procedures,
(3) to review copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment or (4) to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

9.5      DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Construction Manager or Architect may decide not to certify payment and may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Construction Manager's or Architect's opinion the representations to the Owner required by Subparagraph
9.4.3 cannot be made. If the Construction Manager or Architect is unable to certify payment in the amount of the Application, the Construction Manager or Architect will notify the Contractor and Owner as provided in Subparagraph
9.4.2. If the Contractor, Construction Manager and Architect cannot agree on a revised amount, the Construction Manager and Architect will promptly issue a Certificate for Payment for the amount for which the Construction Manager and Architect are able to make such representations to the Owner. The Construction Manager or Architect may also decide not to certify payment or, because of subsequently discovered evidence or subsequent observations, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Construction Manager's or Architect's opinion to protect the Owner from loss because of:

         .1       defective Work not remedied;

         .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

         .3 failure of the Contractor to make payments properly to Sub-subcontractors or for labor, materials or equipment;

         .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

         .5       damage to the Owner or another contractor;

         .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the



--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #25 unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

         .7 persistent failure to carry out the Work in accordance with the Contract Documents.

9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

9.6      PROGRESS PAYMENTS

9.6.1 After the Construction Manager and Architect have issued a Project Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Construction Manager and Architect.

9.6.2 The Construction Manager shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Construction Manager on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Construction Manager on account of such Subcontractor's portion of the Work. The Construction Manager shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The Construction Manager will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for and action taken thereon by the Owner, Construction Manager and Architect on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner, Construction Manager nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

9.7      FAILURE OF PAYMENT

9.7.1 If, through no fault of the Contractor, 1) the Construction Manager and Architect do not issue a Project Certificate for Payment within twenty-one days after the Construction Manager's receipt of the Contractor's Application for Payment or 2) the Owner does not pay the Construction Manager within fifteen days after the date established in the Contract Documents the amount certified by the Construction Manager and Architect, then the Contractor may, upon seven additional days' written notice to the Owner, Construction Manager and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, which shall be accomplished as provided in Article 7.

9.8      SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use.

9.8.2 When the Construction Manager considers that the Work, or a portion there of which the Owner agrees to accept separately, is substantially complete, the Construction Manager shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected. The Construction Manager shall proceed promptly to have the Contractors complete and correct their respective items on the list. Failure to include an item on such list does not alter the responsibility of a Contractor to complete all of his Work in accordance with the Contract Documents. Upon receipt of the list, the Architect, assisted by the Construction Manager, will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the list, which is not in accordance with the requirements of the Contract Documents, the responsible Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. The Contractor shall then submit a request for another inspection by the Architect, assisted by the Construction Manager, to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor(s) for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the



--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #26

Contractor(s) shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and Contractor(s) for their written acceptance of responsibilities assigned to them in such Certificate.

9.8.3 Upon Substantial Completion of the Work or designated portion thereof and upon application by the Contractor and certification by the Construction Manager and Architect, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided in the Contract Documents.

9.9      PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Construction Manager, provided such occupancy or use is consented to by the insurer as required under Subparagraph 11.3.11 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Construction Manager have accepted in writing the responsibilities assigned to each of them for payments, retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Construction Manager considers a portion substantially complete, the Contractor and Construction Manager shall jointly prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. Consent of the Construction Manager to partial occupancy or use shall not be unreasonablY withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Construction Manager or, if no agreement is reached, by decision of the Architect after consultation with the Construction Manager.

9.9.2 Immediately prior to such partial occupancy or use, the Owner, Construction Manager, Contractor(s) and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

9.10     FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Upon completion of the Work, the Construction Manager shall forward to the Architect a written notice that the Work is ready for final inspection and acceptance and shall also forward to the Architect a final Contractor's Application for Payment. Upon receipt, the Architect will promptly make such inspection. When the Architect, based on the recommendation of the Construction Manager, finds the Work acceptable under the Contract Documents and the Contract fully performed, the Construction Manager and Architect will promptly issue a final Certificate for Payment stating that to the best of their knowledge, information and belief, and on the basis of their observations and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in said final Certificate is due and payable. The Construction Manager's and Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect through the Construction Manager (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or other wise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Owner may cause to have furnished a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be




--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #27 compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Construction Manager and Architect so confirm, the Owner shall, upon application by the Contractor and certification by the Construction Manager and Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect through the Construction Manager prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of Claims. The making of final payment shall constitute a waiver of Claims by the Owner as provided in Subparagraph 4.4.5.

9.10.4 Acceptance of final payment by a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Subparagraph 4.7.5.

                                   ARTICLE 10
                       PROTECTION OF PERSONS AND PROPERTY

10.1     SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Construction Manager shall use its best efforts in initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractors shall submit their respective Contractor's safety program to the Construction Manager for review and coordination with the safety programs of other Contractors.

10.1.2 In the event a Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner, Construction Manager and Architect in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless. The Work in the affected area shall be resumed in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harm less, by written agreement of the Owner and Contractor, or in accordance with final determination by the Architect.

10.1.3 The Contractor shall not be required pursuant to Article 7 to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).

10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Construction Manager, Architect, their consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 10.1.4.

10.1.5 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance encountered on the site by a Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner, Construction Manager and Architect in writing. The Owner, Contractor, Construction Manager and Architect shall then proceed in the same manner described in Subparagraph 10.1.2.

10.1.6 The Owner shall be responsible for obtaining the services of a licensed laboratory to verify a presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Construction Manager and Architect the names and qualifications of persons or entities who are to perform



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #28 tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Construction Manager and the Architect will promptly reply to the Owner in writing stating whether or not any of them has reasonable objection to the persons or entities proposed by the Owner. If the Construction Manager or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Construction Manager and the Architect have no reasonable objection.

10.2     SAFETY OF PERSONS AND PROPERTY

10.2.1 The Construction Manager shall take reasonable precautions for safety of, and shall provide or cause to have provided reasonable protection to prevent damage, injury or loss to:

         .1 employees on the Work of other persons who may be affected thereby;

         .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or Sub-subcontractors;

         .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction; and

         .4       construction or operations by the Owner or other Contractors.

10.2.2 The Construction Manager shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.3 The Construction Manager shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4 When use for storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Construction Manager shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Construction Manager shall use its best efforts to promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2,
10.2.1.3 and 10.2.1.4 caused in whole or in part by a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Construction Manager is responsible under Clauses 10.2.1.2, 10.2.1.3 and 10.2.1.4, except damage or loss attributable to acts or omissions of the Owner, or Architect or anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable, and not attributable to the fault or negligence of the Construction Manager. The foregoing obligations of the Construction Manager are in addition to the Construction Manager's obligations under Paragraph 3.18.

10.2.6 The Construction Manager shall designate a responsible member of the Construction Manager's organization at the site whose duty shall be the prevention of accidents.

10.2.7 The Construction Manager shall use its best efforts to ensure that no part of the construction or site is loaded so as to endanger its safety.

10.3     EMERGENCIES

10.3.1 In an emergency affecting safety or persons or property, the Construction Manager shall act, at the Construction Manager's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Construction Manager on account of an emergency shall be determined as provided in Paragraph 4.7 and Article 7.

                                   ARTICLE 11
                              INSURANCE AND BONDS

11.1     CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Construction Manager shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the




--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #29

Construction Manager from claims set forth below which may arise out of or result from the Construction Manager's operations under the Contract and for which the Construction Manager may be legally liable, whether such operations be by the Construction Manager or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

         .1 claims under workers compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

         .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Construction Manager's employees;

         .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Construction Manager's employees;

         .4 claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Construction Manager, or (2) by another person;

         .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

         .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

         .7 claims involving contractual liability insurance applicable to the Construction Manager's obligations under Paragraph 3.18.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

11.1.3 Certificates of insurance acceptable to the Owner shall be submitted to the Owner with a copy to the Architect prior to commencement of the Work. These certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph
9.10.2. Information concerning reduction of coverage shall be furnished by the Construction Manger with reasonable promptness in accordance with the Construction Manager's information and belief.

11.2     OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Construction Manager shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

11.3     PROPERTY INSURANCE

11.3.1 Unless otherwise provided, the Owner shall purchase and maintain, In a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance in the amount of the initial estimated Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis without voluntary deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph
11.3 to be covered, whichever is earlier. This insurance shall include interests of the Owner, the Construction Manager, Subcontractors and Sub-subcontractors in the Work.

11.3.1.1 Property insurance shall be on an "all-risk" policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, falsework, temporary buildings and debris




--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #30 removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Construction Manager in writing prior to commencement of the Work. The Construction Manager may then effect insurance which will protect the interests of the Construction Manager, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Construction Manager is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Construction Manager, then the Owner shall bear all reasonable costs properly attributable thereto.

11.3.1.3 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Owner shall pay costs not covered because of such deductibles. If the Owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles.

11.3.1.4 Unless otherwise provided in the Contract Documents, this property insurance shall cover portions of the Work stored off the site after written approval of the Owner at the value established in the approval, and also portions of the Work in transit.

11.3.1.5 The insurance required by this Paragraph 11.3 is not intended to cover machinery, tools or equipment owned or rented by the Construction Manager or the Contractors which are utilized in the performance of the Work but not incorporated into the permanent improvements. The Construction Manager shall, at the Construction Manager's own expense, provide insurance coverage for owned or rented machinery, tools or equipment which shall be subject to the provisions of Subparagraph 11.3.7.

11.3.2 BOILER AND MACHINERY INSURANCE. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Construction Manager, Subcontractors and Sub-subcontractors in the Work, and the Owner and Construction Manager shall be named insureds.

11.3.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Construction Manager for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

11.3.4 If the Construction Manager requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, include such insurance.

11.3.5 If during the Project construction period the Owner insures properties, real or personal or both, adjoining or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.3.7 for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

11.3.6 Before an exposure to loss may occur, the Owner shall file with the Construction Manager a copy of each policy that includes insurance coverages required by this Paragraph 11.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor.

11.3.7 WAIVERS OF SUBROGATION. The Owner and Construction Manager waive all rights against each other and against the Architect, Owner's other Contractors and own forces described in Article 6, if any, and the subcontractors, sub-subcontractors, consultants, agents and employees of any of them, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Paragraph




--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #31

12.2     CORRECTION OF WORK

12.2.1 A Contractor shall promptly correct Work rejected by the Construction Manager or Architect or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Construction Manager's and Architect's services and expenses made necessary thereby.

12.2.2 If, within one year after the date of Substantial Completion of the Work or designated portion thereof, or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner or the Construction Manager to do so unless the Owner has previously given the Contractor a written acceptance of such condition. This period of one year shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time betweenSubstantial Completion and the actual performance of the Work. This obligation under this Subparagraph 12.2.2 shall survive acceptance of the Work under the Contract and termination of the Contract. The Owner shall give such notice promptly after discovery of the condition.

12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 If the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Paragraph 2.4. If the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Architect issued through the Construction Manager, the Owner may remove it and store the salvable materials or equipment at the Contractor's expense. If the Contractor does not pay costs of such removal and storage within ten days after written notice, the Owner may upon ten additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by the Contractor, including compensation for the Construction Manager's and Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractor are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or other Contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

12.2.6 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the time period of one year as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

12.3     ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

13.1     GOVERNING LAW

13.1.1 The Contract shall be governed by the law of the place where the Project is located.

13.2     SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Construction Manager respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #33 to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

13.3     WRITTEN NOTICE

13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

13.4     RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by jaw.

13.4.2 No action or failure to act by the Owner, Construction Manager, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5     TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Construction Manager shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and the Owner shall bear all related costs of tests, inspections and approvals through which the Construction Manager has been directed by the Owner to contract directly with those agencies to perform such tests, inspections, and/or approvals. This does not apply to those tests normally performed by the governmental agencies in which the project is constructed and is compensated by the fees normally paid by the respective subcontractors; (i.e. The fee for the Electrical Permit is paid by the electrical subcontractor and inspections by the respective governmental agency of the electrical work is performed at no other costs to the Owner.) The Construction Manager shall give the Architect timely notice of when and where tests and inspections are to be made so the Architect may observe such procedures if he so desires. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Construction Manager, Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Construction Manager and Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Construction Manager and Architect of when and where tests and inspections are to be made so the Construction Manager and Architect may observe such procedures. The Owner shall bear such costs except as provided in Subparagraph 13.5.3.

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Construction Manager's and Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Construction Manager for transmittal to the Architect.

13.5.5 If the Construction Manager or Architect is to observe tests, inspections or approvals required by the Contract Documents, the Construction Manager or Architect will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6     INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

13.7     COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1 As between the Owner and Construction Manager:



--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #34

         .1 BEFORE SUBSTANTIAL COMPLETION. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

         .2 BETWEEN SUBSTANTIAL COMPLETION AND FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

         .3 AFTER FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

                                   ARTICLE 14
                           TERMINATION OR SUSPENSION
                                OF THE CONTRACT

14.1     TERMINATION BY THE CONTRACTOR

14.1.1 The Construction Manager may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Construction Manager or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Construction Manager, for any of the following reasons:

         .1 issuance of an order of a court or other public authority having jurisdiction,

         .2 an act of government, such as a declaration of national emergency, making material unavailable;

         .3 because the Architect has not issued a Certificate for Payment and has not notified the Construction Manager of the reason for withholding certification as provided in Subparagraph 9.4.2, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents;

         .4 if repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

         .5 the Owner has failed to furnish to the Construction Manager promptly, upon the Construction Manager's request, reasonable evidence as required by Subparagraph 2.2.1.

14.1.2 If one of the above reasons exists, the Construction Manager may, upon seven additional days' written notice to the Owner, and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 30 days through no act or fault of the Construction Manager or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Construction Manager because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Construction Manager, upon seven additional days' written notice to the Owner, and Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.

14.2     TERMINATION BY THE OWNER FOR CAUSE

14.2.1 The Owner may terminate the Contract if the Construction Manager:

         .1

         .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Construction



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AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION -
CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #35

                  Manager and the Subcontractors;

         .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

         .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

14.2.2 When any of the above reasons exist, the Owner, after consultation with the Architect, and upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Construction Manager and the Construction Manager's surety, if any, seven days' written notice, terminate employment of the Construction Manager and may, subject to any prior rights of the surety:

         .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Construction Manager;

         .2       accept assignment of subcontracts pursuant to Paragraph 5.4;
                  and

         .3 finish the Work by whatever reasonable method the Owner may deem expedient.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Construction Manager shall not be entitled to receive further payment until the Work is furnished. However, the Construction Manager shall be reimbursed for his costs through the date of termination.

14.2.4

14.3     SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Construction Manager in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

14.3.2 An adjustment shall be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:

         .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Construction Manager is responsible; or

         .2 that an equitable adjustment is made or denied under another provision of this Contract.

14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.




--------------------------------------------------------------------------------

AIA DOCUMENT A201/CMa - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - CONSTRUCTION MANAGER - ADVISER EDITION - AIA - (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format A201/CMa-1992

User Document AIAPROG1.DOC - 4/21/1998. AIA License Number 106277, which expires on 9/30/1998 - Page #36